UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  NOVEMBER 30, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2011


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

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       SEMIANNUAL REPORT
       USAA CORNERSTONE STRATEGY FUND
       NOVEMBER 30, 2011

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

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PRESIDENT'S MESSAGE

"IN MY OPINION, THE MARKET TURMOIL IS LIKELY       [PHOTO OF DANIEL S. McNAMARA]
TO CONTINUE FOR SOME TIME."

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DECEMBER 2011

The financial markets were volatile during the reporting period as investor sentiment shifted, sometimes daily, between fear and hope. Although Europe's debt problems dominated attention, investors were also concerned about the U.S. economic recovery and signs that it was losing momentum.

Indeed, the economic news was mixed during the reporting period with positive surprises sometimes coming hard on the heels of disappointing data. Consumer spending declined in October as Americans continued to repair their personal balance sheets but it set records on Black Friday, the traditional start to the holiday shopping season. Consumer confidence improved, though employment and the housing market remained weak. The decline in the unemployment rate during the reporting period was widely believed to be the result of discouraged workers leaving the labor force. Third-quarter U.S. gross domestic product growth was revised downward from 2.5% to 2.0% and yet the economy continued to grow, supporting our view that a double dip recession remains unlikely.

Meanwhile, the bi-partisan "super committee" failed to reach a consensus on cutting the U.S. budget deficit. As many of you may remember, the Congressional super committee was established with much fanfare as part of the compromise agreement to raise the U.S. debt ceiling. Shortly afterwards, a major credit rating agency downgraded U.S. government debt from AAA to a still very strong AA+. The failure of the super committee means that $1.2 trillion in spending cuts, including a large reduction in military spending, will automatically take effect in 2013 unless Congress enacts legislation to reverse some or all of them.

The financial markets paid little heed of the super committee's lack of progress, focusing instead on the European Union's (EU) long-running sovereign debt crisis and the EU's often-promised, yet-to-be-delivered solution. Some EU nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest over austerity measures which were meant to solve the problem. The EU's debt problems, which were once confined to the weaker peripheral countries, have begun to spread to the larger, core economies. Italy, one of the EU's largest economies, showed signs of strain during the reporting period.

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

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Yields remained low during the reporting period. In fact, the prices of longer-term Treasury bonds went up and yields, which move in the opposite direction of prices, declined in response to strong safe-haven demand and the Fed's "Operation Twist." Stocks and riskier asset classes were volatile, trending steadily downward until October when the stock market made up significant ground, ending the reporting period with modest losses. Meanwhile, long-term municipal bonds performed strongly.

In my opinion, the market turmoil is likely to continue for some time. That's why it's more important than ever to maintain a long-term perspective, resist the urge to pursue day-to-day market swings, and base investment decisions on one's time horizon, risk tolerance, and financial objectives. I believe shareholders should focus on:

  o Quality. Investors may find value among large-cap, dividend-paying companies, which have strong balance sheets and are generally leaders in their industry.
  o Growth. Despite a weak global economy, we believe the emerging markets offer growth potential for investors with a long-term investment horizon.
  o Income. High-yield bonds and tax-exempt bonds offer income opportunities that can potentially offset equity volatility.
  o Inflation Protection. Although inflation is not a pressing concern at the time of this writing, investors might want to consider adding inflation protection, such as precious metals, to their portfolios.

From all of us here at USAA Investment Management Company, thank you for your continued investment in our family of mutual funds. We appreciate your confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

As interest rates rise, existing bond prices fall.

All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

SHAREHOLDER VOTING RESULTS                                                   13

FINANCIAL INFORMATION

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     43

    Notes to Financial Statements                                            46

EXPENSE EXAMPLE                                                              66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA CORNERSTONE STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK TO ACHIEVE A POSITIVE, INFLATION-ADJUSTED RATE OF RETURN OVER THE LONG TERM.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, precious metals and minerals, and other alternative investment strategies) and to a much lesser extent in bonds and money market instruments. The Fund may at times implement an equity hedging strategy and a global tactical asset allocation strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company**     Batterymarch Financial Management, Inc.

  ARNOLD J. ESPE, CFA                      ADAM J. PETRYK, CFA
  JULIANNE BASS, CFA*                      MICHAEL P. MCELROY, CFA
  Bonds and Money Market Instruments       STEPHEN A. LAZENDORF, CFA*
                                           U.S. and International
  MARK W. JOHNSON, CFA                       Equity Securities
  DAN DENBOW, CFA
  Precious Metals and Minerals,          Credit Suisse Asset Management, LLC**
  Real Estate Securities
                                           MIKA TOIKKA
  JOHN P. TOOHEY, CFA                      U.S. Equity Securities
  WASIF A. LATIF
  U.S. Equity Securities,                Quantitative Management Associates LLC
  International Equity
  Securities, and Other Alternative        MARGARET S. STUMPP, Ph.D.
  Investment Strategies                    JACOB POZARNY, Ph.D.
                                           JOHN VAN BELLE, Ph.D.
                                           International Equity Securities

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o   HOW DID THE USAA CORNERSTONE STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the six-month period ended November 30, 2011, the Fund had a total return of -8.86%. This compares to returns of -8.80% for the Lipper Global Flexible Portfolio Funds Index and -6.25% for the S&P 500 Index.

    Refer to page 9 for benchmark definitions.

    Past performance is no guarantee of future results.

     * Effective October 1, 2011, Julianne Bass and Stephen A. Lazendorf became co-managers of the Fund.

    ** Effective September 30, 2011, Credit Suisse Asset Management, LLC no longer is a co-manager of the Fund and was replaced by USAA Investment Management Company.

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2  | USAA CORNERSTONE STRATEGY FUND

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    USAA Investment Management Company (IMCO) serves as the Fund's overall adviser and manages certain portions of the Fund. Quantitative Management Associates LLC (QMA) manages a portfolio of non-U.S. developed market stocks, and Batterymarch Financial Management, Inc. (Batterymarch) manages the Fund's global stock portfolio.

o   HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

    The global financial markets were roiled by a host of adverse news events during the semiannual period, which boosted Treasury prices but weighed heavily on global equities. Investors steadily lost confidence throughout the summer, as the U.S. debt ceiling debate was accompanied by a worsening of the European sovereign debt crisis and weak economic data from around the world. These issues created the perception of open-ended risk to the global economy and financial markets, prompting investors to seek shelter in higher-quality investments. The markets regained some lost ground in October, thanks to better-than-expected economic data in the United States and signs that European policymakers were coming to grips with the need for coordinated action to address the region's crisis.

    Despite this late recovery, U.S. equities -- as gauged by the S&P 500 Index -- finished with a return of -6.25%. While negative, this return surpassed the return of the small-cap Russell(R) 2000 Index at -12.43%, the return of the developed-market MSCI EAFE Index at -16.56%, and the return of the MSCI Emerging Markets Index at -19.40%. The domestic bond market finished the period with a positive return, rising 3.54% as measured by the Barclays U.S. Aggregate Bond Index, but this obscures the substantial outperformance of U.S. Treasuries relative to other segments of the bond market.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PAST HALF-YEAR?

    The Fund's bond portfolio underperformed, while its equity portfolio generated negative absolute returns. Our overall asset allocation slightly detracted from performance, and the impact of our hedging strategy was neutral.

o   PLEASE DISCUSS THE PERFORMANCE OF THE FUND'S BOND ALLOCATION.

    The fixed-income portion of the Fund returned -5.97% during the semiannual period, well below the 1.54% average return for the funds in the Lipper Intermediate Investment Grade Debt Funds category. We held overweight positions in commercial mortgage-backed securities (CMBS) and higher-yielding investment grade corporate bonds, particularly those issued by companies in the financial sector. At the same time, we were underweight in Treasuries and residential mortgage-backed securities -- two areas where we believe values are very unattractive.

    Despite our recent underperformance, we remain confident in our positioning based on the fundamental strength of the individual bonds we hold in the portfolio, combined with an above-average portfolio yield. We only invest in securities that our research shows to have a low probability of default, which means that our portfolio's yield advantage should more than compensate us for the underlying risks. Further, the average duration (or interest-rate sensitivity) of our holdings is significantly less than that of our peer group, which means that our portfolio is much less susceptible to rising interest rates.

    Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall. o Commercial mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

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4  | USAA CORNERSTONE STRATEGY FUND

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    Given that Treasury yields stood near record lows at the close of the period, we believe this is an important consideration for investors.

    We maintain a long-term focus and an emphasis on ensuring that we are well-compensated for the risks we are taking. We prefer to take measured credit risk, which gives us the ability to absorb higher volatility and periodic short-term underperformance in our quest for superior longer-term results.

o   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE ON THE EQUITY SIDE?

    The Fund's equity portfolio produced a negative return in the falling market. Relative to their benchmarks, both QMA and Batterymarch had a neutral impact.

    Effective September 30, 2011, Credit Suisse Asset Management was no longer a subadvisor to the Fund. USAA Investment Management Company has assumed portfolio management responsibility for the domestic stock portfolio. In this portion of the Fund, we seek to invest in companies exhibiting strong earnings growth, attractive valuations, and quality characteristics such as strong balance sheets, consistent profitability, and favorable growth prospects.

    The Fund's equity portfolio has remained fairly consistent, with a tilt toward U.S. large-cap stocks over small-cap stocks, an emphasis on domestic stocks versus the developed international markets, and overweight positions in both emerging markets and precious metals stocks. Precious metals stocks outperformed other segments of the equity market during the period, which was a positive for our performance. However, this was offset by the underperformance of

    Past performance is no guarantee of future results.

    Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    the Fund's allocation to the emerging markets. We retain a favorable view on the emerging markets despite their recent underperformance, as we expect their economic growth to remain positive in the near term and superior to the developed markets over time.

o   WHAT WAS THE IMPACT OF THE FUND'S HEDGING STRATEGY?

    The Fund's hedging strategy, which seeks to manage the risk of stock market volatility, did not provide enough protection to offset the rapid decline in global equity markets. In addition, the price paid to implement the hedging strategy rose dramatically during the market downturn of the third quarter. However, we continue to view our hedging strategy as a crucial component of our longer-term approach.

o   WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

    We hold a cautious view regarding the outlook for economic growth. While we do not expect a recession in the United States, growth remains at a level that leaves little room to withstand negative surprises from overseas. The global economy continues to face important structural challenges that defy quick solutions, which should lead to heightened volatility in the business cycle and financial markets. We anticipate an environment of slow global growth, with a probable recession in Europe, slow growth in the United States, and a modest expansion in the emerging markets.

    We believe this environment will favor higher-quality stocks, which provide a measure of ballast at a time of uncertainty; and some higher-yielding segments of the bond market, where rates are attractive relative to the ultra-low yields on Treasuries. We also favor emerging markets due to their attractive valuations and favorable growth prospects.

    While the past half-year was a difficult time for investors, we believe a long-term perspective is in order. Considering that the financial

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6  | USAA CORNERSTONE STRATEGY FUND

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    markets had produced over two years' worth of outstanding gains prior to the Fund's semiannual reporting period, we think a correction was not surprising. As active managers of the Fund, we believe this volatility may provide an opportunity to buy high-quality assets at discounted prices. It's at times like these, more than any other, when it pays to capitalize on depressed valuations rather than playing "duck and cover." We consider this steady approach, together with our emphasis on diversification, will help us both navigate the downturn and capitalize on opportunities if they become available.

    Diversification does not guarantee a profit or prevent a loss.

    The USAA Cornerstone Fund is subject to various risks including Real Estate Investment Trusts (REIT) investment risk. Investing in REITs may subject the Fund to many of the same risks associated with direct ownership of real estate.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA CORNERSTONE STRATEGY FUND (Ticker Symbol: USCRX)


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                                         11/30/11                   5/31/11
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Net Assets                           $2,059.7 Million           $2,294.2 Million
Net Asset Value Per Share                 $21.92                     $24.05


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/11
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   5/31/11 TO 11/30/11*            1 YEAR           5 YEARS          10 YEARS

        -8.86%                      0.75%            0.91%             4.74%


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/11
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     1 YEAR                          5 YEARS                        10 YEARS

     -3.83%                           0.45%                           4.51%


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                          EXPENSE RATIO** AS OF 5/31/11
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                                      1.37%

               (Includes acquired fund fees and expenses of .10%)


*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH OCTOBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.28% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER OCTOBER 1, 2012.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA CORNERSTONE STRATEGY FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               USAA CORNERSTONE          LIPPER GLOBAL               S&P 500
                STRATEGY FUND        FLEXIBLE FUNDS INDEX       REINVESTED INDEX
11/30/01         $10,000.00               $10,000.00               $10,000.00
12/31/01          10,139.73                10,012.32                10,087.60
01/31/02           9,974.93                 9,947.55                 9,940.39
02/28/02          10,031.31                 9,865.94                 9,748.69
03/31/02          10,369.59                10,140.00                10,115.33
04/30/02          10,230.81                10,003.38                 9,502.06
05/31/02          10,222.14                10,121.04                 9,432.06
06/30/02           9,857.83                 9,739.89                 8,760.22
07/31/02           9,298.37                 9,163.33                 8,077.50
08/31/02           9,372.10                 9,208.92                 8,130.35
09/30/02           8,838.66                 8,642.46                 7,246.75
10/31/02           9,163.93                 9,006.31                 7,884.58
11/30/02           9,545.58                 9,367.74                 8,348.66
12/31/02           9,302.66                 9,129.48                 7,858.19
01/31/03           9,042.75                 8,984.76                 7,652.34
02/28/03           8,917.29                 8,890.75                 7,537.52
03/31/03           8,912.80                 8,881.33                 7,610.70
04/30/03           9,477.42                 9,397.79                 8,237.60
05/31/03           9,956.89                 9,900.67                 8,671.62
06/30/03          10,100.28                10,020.38                 8,782.24
07/31/03          10,176.46                10,098.64                 8,937.08
08/31/03          10,391.55                10,311.83                 9,111.38
09/30/03          10,396.03                10,469.49                 9,014.62
10/31/03          10,875.50                10,870.04                 9,524.57
11/30/03          11,045.78                11,044.41                 9,608.37
12/31/03          11,508.45                11,414.38                10,112.28
01/31/04          11,653.04                11,672.43                10,297.89
02/29/04          11,860.89                11,836.55                10,441.02
03/31/04          11,761.48                11,889.76                10,283.51
04/30/04          11,558.15                11,546.87                10,122.07
05/31/04          11,657.56                11,600.25                10,260.98
06/30/04          11,888.00                11,761.89                10,460.50
07/31/04          11,540.08                11,462.09                10,114.29
08/31/04          11,544.60                11,507.09                10,155.20
09/30/04          11,747.93                11,783.49                10,265.19
10/31/04          11,919.63                11,999.60                10,422.02
11/30/04          12,412.14                12,555.17                10,843.71
12/31/04          12,832.85                12,912.58                11,212.70
01/31/05          12,616.49                12,683.35                10,939.39
02/28/05          12,914.59                12,981.01                11,169.61
03/31/05          12,693.42                12,739.44                10,971.81
04/30/05          12,501.09                12,606.04                10,763.73
05/31/05          12,755.92                12,847.62                11,106.21
06/30/05          12,799.20                12,987.69                11,121.98
07/31/05          13,174.23                13,297.36                11,535.59
08/31/05          13,265.58                13,373.80                11,430.34
09/30/05          13,347.32                13,619.72                11,522.91
10/31/05          13,054.03                13,358.95                11,330.82
11/30/05          13,332.90                13,688.27                11,759.37
12/31/05          13,542.39                14,050.24                11,763.41
01/31/06          13,903.31                14,619.90                12,074.93
02/28/06          13,871.93                14,609.05                12,107.70
03/31/06          14,049.77                14,812.71                12,258.41
04/30/06          14,306.08                15,124.44                12,423.01
05/31/06          13,861.46                14,750.21                12,065.46
06/30/06          13,882.39                14,636.43                12,081.82
07/31/06          13,997.46                14,650.34                12,156.35
08/31/06          14,311.31                14,962.56                12,445.58
09/30/06          14,431.62                15,139.93                12,766.31
10/31/06          14,808.23                15,480.87                13,182.31
11/30/06          15,184.84                15,850.72                13,432.99
12/31/06          15,413.17                16,019.48                13,621.42
01/31/07          15,603.81                16,165.66                13,827.42
02/28/07          15,546.04                16,087.19                13,556.97
03/31/07          15,719.35                16,216.02                13,708.61
04/30/07          16,129.52                16,611.12                14,315.83
05/31/07          16,470.37                16,950.37                14,815.39
06/30/07          16,314.39                16,919.46                14,569.25
07/31/07          16,031.31                16,839.36                14,117.54
08/31/07          16,037.09                16,780.47                14,329.16
09/30/07          16,666.79                17,374.20                14,865.05
10/31/07          17,128.95                17,774.70                15,101.51
11/30/07          16,441.48                17,270.35                14,470.17
12/31/07          16,342.49                17,098.21                14,369.78
01/31/08          15,540.93                16,494.84                13,507.85
02/29/08          15,421.69                16,439.71                13,069.04
03/31/08          15,176.59                16,352.87                13,012.61
04/30/08          15,666.80                16,870.63                13,646.37
05/31/08          16,011.27                17,043.87                13,823.12
06/30/08          15,097.09                16,129.84                12,657.78
07/31/08          14,765.87                15,804.99                12,551.38
08/31/08          14,567.14                15,664.45                12,732.93
09/30/08          13,149.51                14,202.48                11,598.33
10/31/08          10,930.32                11,963.29                 9,650.42
11/30/08          10,307.63                11,299.24                 8,957.96
12/31/08          10,710.00                11,563.42                 9,053.27
01/31/09          10,004.68                10,918.79                 8,290.20
02/28/09           9,244.57                10,137.85                 7,407.48
03/31/09           9,751.31                10,718.77                 8,056.34
04/30/09          10,641.52                11,522.36                 8,827.41
05/31/09          11,785.11                12,422.05                 9,321.15
06/30/09          11,908.37                12,490.35                 9,339.64
07/31/09          12,620.55                13,302.82                10,046.07
08/31/09          13,017.72                13,750.17                10,408.77
09/30/09          13,702.50                14,220.42                10,797.18
10/31/09          13,723.05                14,010.81                10,596.60
11/30/09          14,154.46                14,490.59                11,232.22
12/31/09          14,421.62                14,688.23                11,449.17
01/31/10          14,231.11                14,403.44                11,037.30
02/28/10          14,449.84                14,612.84                11,379.21
03/31/10          15,056.62                15,264.86                12,065.89
04/30/10          15,197.73                15,438.19                12,256.38
05/31/10          14,407.50                14,526.78                11,277.70
06/30/10          14,118.23                14,285.75                10,687.33
07/31/10          14,809.67                14,951.88                11,436.12
08/31/10          14,576.84                14,671.28                10,919.84
09/30/10          15,501.12                15,458.59                11,894.38
10/31/10          15,896.23                15,975.29                12,346.95
11/30/10          15,769.23                15,778.00                12,348.54
12/31/10          16,388.29                16,439.57                13,173.80
01/31/11          16,497.02                16,484.52                13,486.04
02/28/11          16,953.66                16,880.63                13,948.06
03/31/11          17,113.12                16,986.66                13,953.61
04/30/11          17,620.50                17,540.86                14,366.85
05/31/11          17,432.04                17,308.79                14,204.23
06/30/11          17,163.86                17,011.77                13,967.45
07/31/11          17,055.13                16,944.53                13,683.43
08/31/11          16,156.35                16,168.81                12,940.12
09/30/11          15,156.09                15,057.01                12,030.45
10/31/11          15,953.40                15,904.80                13,345.29
11/30/11          15,888.16                15,786.15                13,315.80

                                   [END CHART]

                         Data from 11/30/01 to 11/30/11

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

o The unmanaged Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Flexible Portfolio Funds category.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

TOP 3 HOLDINGS BY SECTOR* -- 11/30/2011
(% of Net Assets)

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY SECURITIES
   Vanguard MSCI Emerging Markets ETF**                                7.8%
   iShares MSCI EAFE Index Fund**                                      2.0%
   Royal Dutch Shell plc "A" ADR                                       0.6%

BONDS
   CoBank ACB                                                          0.6%
   Genworth Financial, Inc.                                            0.5%
   Glen Meadow                                                         0.5%

U.S. EQUITY SECURITIES
   SPDR S&P 500 ETF Trust**                                            4.7%
   Vanguard Dividend Appreciation ETF**                                2.0%
   Chevron Corp.                                                       1.0%

OTHER ALTERNATIVE INVESTMENT STRATEGIES
   PIMCO Commodity Real Return Strategy Fund                           0.9%

PRECIOUS METALS AND MINERALS SECURITIES
   Newcrest Mining Ltd.                                                0.3%
   Goldcorp, Inc.                                                      0.3%
   Yamana Gold, Inc.                                                   0.2%

GLOBAL REAL ESTATE EQUITY SECURITIES
   Commonwealth REIT                                                   0.3%
   Stockland Corp. Ltd.                                                0.1%
   Daiwa House Industry Co. Ltd.                                       0.0%***

  * Excludes money market instruments.

 ** Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be acceptable.

*** Represents less than 0.1%.

You will find a complete list of securities that the Fund owns on pages 14-38.

Foreign and precious metals and minerals investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

10  | USAA CORNERSTONE STRATEGY FUND

================================================================================

                               TOP 10 INDUSTRIES*
                                AS OF 11/30/2011
                                (% of Net Assets)

Commercial Mortgage-Backed Securities ...................................   8.8%
Regional Banks ..........................................................   4.8%
Gold ....................................................................   3.7%
Integrated Oil & Gas ....................................................   3.7%
Property & Casualty Insurance ...........................................   3.4%
Multi-Line Insurance ....................................................   3.4%
Other Diversified Financial Services ....................................   2.9%
Life & Health Insurance .................................................   2.8%
Diversified Banks .......................................................   2.5%
Pharmaceuticals .........................................................   2.5%

* Excludes U.S. government and exchange-traded funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o  ASSET ALLOCATION - 11/30/2011*  o

                         [PIE CHART OF ASSET ALLOCATION]

BONDS                                                                     33.2%
U.S. EQUITY SECURITIES                                                    31.6%
INTERNATIONAL EQUITY SECURITIES                                           25.4%
PRECIOUS METALS AND MINERALS SECURITIES                                    4.0%
OTHER ALTERNATIVE INVESTMENT STRATEGIES                                    0.9%
GLOBAL REAL ESTATE EQUITY SECURITIES                                       0.6%
MONEY MARKET INSTRUMENTS                                                   3.7%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA CORNERSTONE STRATEGY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On November 10, 2011, a meeting of shareholders was held to vote on a number of proposals relating to certain USAA mutual funds. However, all shareholders of record on September 16, 2011, were entitled to vote on the proposal shown below. All proposals were approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Robert L. Mason, Ph.D. and Michael F. Reimherr.

                               NUMBER OF SHARES VOTING
-------------------------------------------------------------------------
TRUSTEES                                 FOR              VOTES WITHHELD
-------------------------------------------------------------------------
Thomas F. Eggers                    6,660,811,393           63,843,596
Daniel S. McNamara                  6,665,041,690           59,613,299
Robert L. Mason, Ph.D.              6,673,454,396           51,200,593
Michael F. Reimherr                 6,655,017,938           69,637,051
Paul L. McNamara                    6,652,482,258           72,172,731
Barbara B. Ostdiek, Ph.D.           6,650,120,137           74,534,852

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2011 (unaudited)

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
U.S. EQUITY SECURITIES (31.6%)

COMMON STOCKS (22.8%)

CONSUMER DISCRETIONARY (2.4%)
-----------------------------
APPAREL RETAIL (0.3%)
   50,100    Gap, Inc.                                                $      936
   46,600    Ross Stores, Inc.                                             4,152
                                                                      ----------
                                                                           5,088
                                                                      ----------
CABLE & SATELLITE (0.6%)
  422,800    Comcast Corp. "A"                                             9,585
   58,500    Time Warner Cable, Inc.                                       3,538
                                                                      ----------
                                                                          13,123
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL (0.0%)
   32,900    Best Buy Co., Inc.                                              891
                                                                      ----------
DEPARTMENT STORES (0.1%)
   38,100    Macy's, Inc.                                                  1,232
                                                                      ----------
GENERAL MERCHANDISE STORES (0.1%)
   43,825    Target Corp.                                                  2,309
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.2%)
  111,600    Home Depot, Inc.                                              4,377
                                                                      ----------
HOUSEHOLD APPLIANCES (0.2%)
   74,700    Stanley Black & Decker, Inc.                                  4,888
                                                                      ----------
MOVIES & ENTERTAINMENT (0.1%)
   47,300    Viacom, Inc. "B"                                              2,117
                                                                      ----------
RESTAURANTS (0.7%)
   54,400    Brinker International, Inc.                                   1,310
  132,480    McDonald's Corp.                                             12,654
                                                                      ----------
                                                                          13,964
                                                                      ----------
SPECIALTY STORES (0.1%)
   43,000    PetSmart, Inc.                                                2,075
                                                                      ----------
             Total Consumer Discretionary                                 50,064
                                                                      ----------
CONSUMER STAPLES (2.7%)
-----------------------
DISTILLERS & VINTNERS (0.1%)
   88,100    Constellation Brands, Inc. "A"*                               1,715
                                                                      ----------
DRUG RETAIL (0.5%)
  218,400    CVS Caremark Corp.                                            8,483
   36,400    Walgreen Co.                                                  1,227
                                                                      ----------
                                                                           9,710
                                                                      ----------
FOOD DISTRIBUTORS (0.3%)
  212,400    Sysco Corp.                                                   6,062
                                                                      ----------
FOOD RETAIL (0.1%)
   65,400    Kroger Co.                                                    1,516
   80,700    Safeway, Inc.                                                 1,614
                                                                      ----------
                                                                           3,130
                                                                      ----------
HOUSEHOLD PRODUCTS (0.4%)
   82,700    Colgate-Palmolive Co.                                         7,567
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
   43,100    Wal-Mart Stores, Inc.(a)                                      2,539
                                                                      ----------
PACKAGED FOODS & MEAT (0.1%)
   67,700    Tyson Foods, Inc. "A"                                         1,363
                                                                      ----------
SOFT DRINKS (0.4%)
  118,500    PepsiCo, Inc.                                                 7,584
                                                                      ----------
TOBACCO (0.7%)
  201,100    Philip Morris International, Inc.                            15,332
                                                                      ----------
             Total Consumer Staples                                       55,002
                                                                      ----------
ENERGY (2.7%)
-------------
INTEGRATED OIL & GAS (2.1%)
  212,817    Chevron Corp.                                                21,882
   22,960    ConocoPhillips(a)                                             1,638
  150,100    Exxon Mobil Corp.(a)                                         12,074
   24,300    Murphy Oil Corp.                                              1,359
                                                                      ----------

================================================================================

14  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
   59,800    Occidental Petroleum Corp.                               $    5,914
                                                                      ----------
                                                                          42,867
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.2%)
   63,380    Schlumberger Ltd.                                             4,774
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.1%)
   83,800    Valero Energy Corp.                                           1,866
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION (0.3%)
  224,300    Spectra Energy Corp.                                          6,599
                                                                      ----------
             Total Energy                                                 56,106
                                                                      ----------
FINANCIALS (2.5%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
   93,200    Ameriprise Financial, Inc.                                    4,279
   98,100    Janus Capital Group, Inc.                                       647
                                                                      ----------
                                                                           4,926
                                                                      ----------
CONSUMER FINANCE (0.5%)
  177,287    American Express Co.                                          8,517
   43,100    Discover Financial Services                                   1,027
                                                                      ----------
                                                                           9,544
                                                                      ----------
DIVERSIFIED BANKS (0.4%)
   64,300    U.S. Bancorp                                                  1,666
  228,100    Wells Fargo & Co.                                             5,899
                                                                      ----------
                                                                           7,565
                                                                      ----------
LIFE & HEALTH INSURANCE (0.5%)
   27,373    AFLAC, Inc.                                                   1,189
   39,600    Lincoln National Corp.                                          799
  251,800    MetLife, Inc.                                                 7,927
   25,900    Prudential Financial, Inc.                                    1,312
                                                                      ----------
                                                                          11,227
                                                                      ----------
MULTI-LINE INSURANCE (0.1%)
   37,300    Assurant, Inc.                                                1,464
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
   60,630    Citigroup, Inc.                                               1,666
  182,700    JPMorgan Chase & Co.                                          5,658
                                                                      ----------
                                                                           7,324
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.1%)
   38,700    Berkshire Hathaway, Inc. "B"*                                 3,048
                                                                      ----------
REGIONAL BANKS (0.1%)
   32,235    Commerce Bancshares, Inc.                                     1,200
   22,800    Signature Bank*                                               1,332
                                                                      ----------
                                                                           2,532
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
   55,700    NASDAQ OMX
             Group, Inc.*                                                  1,462
                                                                      ----------
THRIFTS & MORTGAGE FINANCE (0.1%)
  241,300    People's United Financial, Inc.                               3,004
                                                                      ----------
             Total Financials                                             52,096
                                                                      ----------
HEALTH CARE (3.3%)
------------------
BIOTECHNOLOGY (0.1%)
   40,600    Gilead Sciences, Inc.*                                        1,618
                                                                      ----------
HEALTH CARE DISTRIBUTORS (0.3%)
   25,000    Cardinal Health, Inc.                                         1,062
   75,700    McKesson Corp.                                                6,155
                                                                      ----------
                                                                           7,217
                                                                      ----------
HEALTH CARE EQUIPMENT (0.4%)
  254,400    Medtronic, Inc.(a)                                            9,268
                                                                      ----------
HEALTH CARE FACILITIES (0.1%)
   33,700    LifePoint Hospitals, Inc.*                                    1,322
                                                                      ----------
HEALTH CARE SERVICES (0.2%)
   22,900    Medco Health Solutions, Inc.*(a)                              1,298
   37,200    Quest Diagnostics, Inc.                                       2,182
                                                                      ----------
                                                                           3,480
                                                                      ----------
MANAGED HEALTH CARE (0.7%)
   42,400    Aetna, Inc.                                                   1,773
   42,300    CIGNA Corp.                                                   1,871
  210,134    UnitedHealth Group, Inc.(a)                                  10,248
                                                                      ----------
                                                                          13,892
                                                                      ----------
PHARMACEUTICALS (1.5%)
  179,660    Abbott Laboratories                                           9,801
   47,700    Eli Lilly and Co.                                             1,805
   41,835    Endo Pharmaceuticals Holdings, Inc.*                          1,432

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
  199,180    Johnson & Johnson                                        $   12,891
   36,900    Merck & Co., Inc. (a)                                         1,319
  141,600    Pfizer, Inc.(a)                                               2,842
                                                                      ----------
                                                                          30,090
                                                                      ----------
             Total Health Care                                            66,887
                                                                      ----------
INDUSTRIALS (2.1%)
------------------
AEROSPACE & DEFENSE (0.3%)
   15,300    Lockheed Martin Corp.(a)                                      1,196
   78,200    United Technologies Corp.                                     5,990
                                                                      ----------
                                                                           7,186
                                                                      ----------
AIR FREIGHT & LOGISTICS (0.4%)
  116,200    United Parcel Service, Inc. "B"                               8,337
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
  261,400    Republic Services, Inc. "A"                                   7,175
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
   20,100    Towers Watson & Co. "A"                                       1,310
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.5%)
   76,600    3M Co.                                                        6,208
  325,200    General Electric Co.                                          5,174
                                                                      ----------
                                                                          11,382
                                                                      ----------
INDUSTRIAL MACHINERY (0.3%)
   65,600    Danaher Corp.                                                 3,174
   16,500    Parker-Hannifin Corp.                                         1,366
   25,200    Timken Co.                                                    1,058
                                                                      ----------
                                                                           5,598
                                                                      ----------
SECURITY & ALARM SERVICES (0.1%)
   55,700    Corrections Corp. of America*                                 1,170
                                                                      ----------
TRUCKING (0.1%)
   29,500    Ryder System, Inc.                                            1,542
                                                                      ----------
             Total Industrials                                            43,700
                                                                      ----------
INFORMATION TECHNOLOGY (5.4%)
-----------------------------
APPLICATION SOFTWARE (0.3%)
   50,100    Adobe Systems, Inc.*                                          1,374
   77,300    Intuit, Inc.                                                  4,115
                                                                      ----------
                                                                           5,489
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.5%)
  525,930    Cisco Systems, Inc.(a)                                        9,803
                                                                      ----------
COMPUTER HARDWARE (1.2%)
   51,216    Apple, Inc.*                                                 19,575
   99,071    Dell, Inc.*(a)                                                1,561
   70,256    Hewlett-Packard Co.(a)                                        1,964
   98,800    NCR Corp.*                                                    1,728
                                                                      ----------
                                                                          24,828
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS (0.1%)
  132,920    EMC Corp.*                                                    3,059
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
  117,330    Automatic Data Processing, Inc.                               5,994
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES (0.1%)
   54,700    Jabil Circuit, Inc.                                           1,109
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.3%)
   10,400    Google, Inc. "A"*                                             6,234
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.8%)
   83,900    International Business Machines Corp.                        15,773
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.0%)
   53,900    Applied Materials, Inc.                                         581
                                                                      ----------
SEMICONDUCTORS (0.5%)
  392,410    Intel Corp.                                                   9,775
  224,800    Micron Technology, Inc.*                                      1,346
                                                                      ----------
                                                                          11,121
                                                                      ----------
SYSTEMS SOFTWARE (1.3%)
   52,063    CA, Inc.                                                      1,104
  479,209    Microsoft Corp.(a)                                           12,258
  382,900    Oracle Corp.                                                 12,004
   84,900    Symantec Corp.*                                               1,388
                                                                      ----------
                                                                          26,754
                                                                      ----------
             Total Information Technology                                110,745
                                                                      ----------

================================================================================

16  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
MATERIALS (0.7%)
----------------
DIVERSIFIED CHEMICALS (0.2%)
   46,830    PPG Industries, Inc.                                     $    4,109
                                                                      ----------
INDUSTRIAL GASES (0.4%)
   78,500    Praxair, Inc.                                                 8,007
                                                                      ----------
SPECIALTY CHEMICALS (0.1%)
   37,980    Albemarle Corp.                                               2,071
                                                                      ----------
             Total Materials                                              14,187
                                                                      ----------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
  128,600    AT&T, Inc.                                                    3,727
   59,600    Verizon Communications, Inc.                                  2,249
                                                                      ----------
             Total Telecommunication Services                              5,976
                                                                      ----------
UTILITIES (0.7%)
----------------
ELECTRIC UTILITIES (0.3%)
   33,000    Exelon Corp.                                                  1,462
   86,600    Southern Co.                                                  3,803
                                                                      ----------
                                                                           5,265
                                                                      ----------
MULTI-UTILITIES (0.4%)
   36,000    Ameren Corp.                                                  1,217
  373,900    CenterPoint Energy, Inc.                                      7,441
                                                                      ----------
                                                                           8,658
                                                                      ----------
             Total Utilities                                              13,923
                                                                      ----------
             Total Common Stocks (cost: $426,612)                        468,686
                                                                      ----------

PREFERRED SECURITIES (2.1%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
   80,000    Dairy Farmers of America, Inc., 7.88%,
              cumulative redeemable, perpetual(b)                          7,423
                                                                      ----------

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
--------------------------------------------------------------------------------
FINANCIALS (1.1%)
-----------------
DIVERSIFIED BANKS (0.1%)
    4,000    US Bancorp, 7.19%, perpetual                                  2,950
                                                                      ----------
LIFE & HEALTH INSURANCE (0.2%)
  130,000    Delphi Financial Group, Inc., 7.38%, perpetual                3,066
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
  235,000    Citigroup Capital XIII,  7.88%, 10/30/2040,
              Trust preferred, cumulative redeemable                       6,044
       70    International Lease Finance Corp., 0.33%, perpetual(c)        5,530
                                                                      ----------
                                                                          11,574
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.0%)
   $3,000    Security Capital Assurance Ltd., 6.88%, perpetual*(c)             -
                                                                      ----------
REGIONAL BANKS (0.2%)
       10    CoBank, ACB, 7.81%, perpetual(b)                                484
      160    Susquehanna Capital I, 9.38%, 12/12/2067, Capital
              Securities, cumulative redeemable                            4,237
                                                                      ----------
                                                                           4,721
                                                                      ----------
             Total Financials                                             22,311
                                                                      ----------
INDUSTRIALS (0.3%)
------------------
OFFICE SERVICES & SUPPLIES (0.3%)
    7,000    Pitney Bowes International Holdings, Series F, 6.13%,
              cumulative redeemable, perpetual(b)                          6,703
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
  260,000    Qwest Corp., 7.38%, cumulative                           $    6,622
                                                                      ----------
             Total Preferred Securities (cost: $44,887)                   43,059
                                                                      ----------
INVESTMENT COMPANIES (6.7%)
  776,530    SPDR S&P 500 ETF                                             97,152
  750,702    Vanguard Dividend Appreciation Index ETF                     40,853
                                                                      ----------
             Total Investment Companies (cost: $127,123)                 138,005
                                                                      ----------
             Total U.S. Equity Securities (cost: $598,622)               649,750
                                                                      ----------
INTERNATIONAL EQUITY SECURITIES (25.4%)

COMMON STOCKS (14.5%)

CONSUMER DISCRETIONARY (1.6%)
-----------------------------
APPAREL RETAIL (0.1%)
    1,726    Hennes & Mauritz AB "B"(c)                                       55
    6,805    Industria de Diseno Textil S.A.(c)                              578
  174,870    Mr. Price Group Ltd.(c)                                       1,729
                                                                      ----------
                                                                           2,362
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
   13,436    Burberry Group plc(c)                                           269
      935    Christian Dior S.A.(c)                                          121
   10,807    Compagnie Financiere Richemont S.A.(c)                          584
    1,046    Swatch Group AG(c)                                              408
    6,085    Swatch Group Ltd.(c)                                            428
                                                                      ----------
                                                                           1,810
                                                                      ----------
AUTO PARTS & EQUIPMENT (0.1%)
   94,925    GKN plc(c)                                                      292
    5,021    Hyundai Mobis Co. Ltd.(c)                                     1,390
    5,000    NHK Spring Co.(c)                                                45
    2,900    Toyota Industries Corp.(c)                                       81
                                                                      ----------
                                                                           1,808
                                                                      ----------
AUTOMOBILE MANUFACTURERS (0.4%)
    5,113    Bayerische Motoren Werke AG(c)                                  385
   31,075    Daimler AG(c)                                                 1,410
    7,442    Hyundai Motor Co. Ltd.(c)                                     1,443
   35,230    KIA Motors Corp.(c)                                           2,235
   25,700    Nissan Motor Co. Ltd.(c)                                        236
    9,824    Peugeot S.A. ADR(c)                                             184
   66,200    Toyota Motor Corp.(c)                                         2,177
      406    Volkswagen AG(c)                                                 61
                                                                      ----------
                                                                           8,131
                                                                      ----------
AUTOMOTIVE RETAIL (0.2%)
  139,880    Statoil Fuel & Retail ASA*(c)                                 1,093
   68,182    Statoil ASA(c)                                                1,765
                                                                      ----------
                                                                           2,858
                                                                      ----------
BROADCASTING (0.1%)
2,540,217    ITV plc(c)                                                    2,590
                                                                      ----------
CABLE & SATELLITE (0.0%)
    3,638    British Sky Broadcasting Group plc(c)                            44
                                                                      ----------
CASINOS & GAMING (0.2%)
  228,000    Galaxy Entertainment Group Ltd.*(c)                             455
  516,100    Genting Berhad(c)                                             1,813
  152,800    Sands China Ltd.*(c)                                            463
  252,000    SJM Holdings Ltd.(c)                                            439
  158,800    Wynn Macau Ltd.(c)                                              466
                                                                      ----------
                                                                           3,636
                                                                      ----------

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18  | USAA CORNERSTONE STRATEGY FUND

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
--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL (0.0%)
    6,020    Yamada Denki Co. Ltd.(c)                                 $      435
                                                                      ----------
DEPARTMENT STORES (0.1%)
    6,800    Isetan Mitsukoshi Holdings Ltd.(c)                               67
  212,000    Lifestyle International Holdings, Ltd.(c)                       499
    4,200    Marui Group Co. Ltd.(c)                                          31
   18,097    Next plc(c)                                                     765
      656    PPR(c)                                                           98
  224,079    Woolworths Holdings Ltd.(c)                                   1,118
                                                                      ----------
                                                                           2,578
                                                                      ----------
DISTRIBUTORS (0.0%)
   14,000    Jardine Cycle & Carriage Ltd.(c)                                512
                                                                      ----------
HOME IMPROVEMENT RETAIL (0.0%)
  122,567    Kingfisher plc(c)                                               494
                                                                      ----------
LEISURE PRODUCTS (0.0%)
    9,300    Namco Bandai Holdings, Inc.(c)                                  134
                                                                      ----------
PHOTOGRAPHIC PRODUCTS (0.1%)
   69,800    Nikon Corp.(c)                                                1,641
                                                                      ----------
PUBLISHING (0.0%)
   16,717    Reed Elsevier N.V.(c)                                           197
                                                                      ----------
TIRES & RUBBER (0.2%)
   16,300    Bridgestone Corp.(c)                                            379
   10,034    Compagnie Generale des Establissements Michelin(c)              640
   46,003    Nokian Renkaat Oyj(c)                                         1,514
   45,052    Pirelli & Co. S.p.A.(c)                                         424
                                                                      ----------
                                                                           2,957
                                                                      ----------
             Total Consumer Discretionary                                 32,187
                                                                      ----------
CONSUMER STAPLES (1.9%)
-----------------------
AGRICULTURAL PRODUCTS (0.2%)
  388,000    Golden Agri-Resources Ltd.(c)                                   220
   16,987    Nutreco Holding N.V.(c)                                       1,114
   69,059    Suedzucker AG(c)                                              2,196
  194,000    Wilmar International Ltd.(c)                                    787
                                                                      ----------
                                                                           4,317
                                                                      ----------
BREWERS (0.1%)
      689    Heineken Holding N.V.(c)                                         28
    5,474    Heineken N.V.(c)                                                257
    4,486    InBev N.V.(c)                                                   268
   39,058    SABMiller plc(c)                                              1,380
                                                                      ----------
                                                                           1,933
                                                                      ----------
DISTILLERS & VINTNERS (0.1%)
   60,654    Diageo plc(c)                                                 1,297
  260,519    Treasury Wine Estates Ltd.(c)                                 1,066
                                                                      ----------
                                                                           2,363
                                                                      ----------
FOOD DISTRIBUTORS (0.1%)
   78,638    Spar Group Ltd.(c)                                            1,093
                                                                      ----------
FOOD RETAIL (0.2%)
    2,087    Delhaize Group(c)                                               123
   34,900    FamilyMart Co.(c)                                             1,391
    4,467    Jeronimo Martins, SGPS S.A.(c)                                   81
  128,827    Koninklijke Ahold N.V.(c)                                     1,640
   22,300    Seven & I Holdings Co. Ltd.(c)                                  623
   37,794    Tesco plc(c)                                                    241
   10,624    Woolworths Ltd.(c)                                              273
                                                                      ----------
                                                                           4,372
                                                                      ----------
HOUSEHOLD PRODUCTS (0.0%)
    2,985    Henkel AG & Co.(c)                                             145
   11,784    Reckitt Benckiser Group plc(c)                                 596
                                                                      ----------
                                                                             741
                                                                      ----------
HYPERMARKETS & SUPER CENTERS (0.1%)
   40,900    Aeon Co. Ltd.(c)                                                561
    4,367    Carrefour S.A.(c)                                               116
  307,643    Distribuidora Internacional*(c)                               1,388
    1,837    Wesfarmers Ltd.(c)                                               59
                                                                      ----------
                                                                           2,124
                                                                      ----------

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
PACKAGED FOODS & MEAT (0.8%)
    9,208    Aryzta AG(c)                                             $      444
    4,304    Associated British Foods plc(c)                                  75
  182,000    China Mengniu Dairy Co. Ltd.(c)                                 654
       13    Lindt & Spruengli AG(c)                                         458
   35,858    Nestle S.A.(c)                                                2,011
   99,900    Nestle S.A.                                                   5,607
  174,700    Unilever N.V.                                                 5,959
   21,106    Unilever N.V.(c)                                                719
    7,349    Unilever plc(c)                                                 247
                                                                      ----------
                                                                          16,174
                                                                      ----------
PERSONAL PRODUCTS (0.1%)
       15    Dr.Ci:Labo Co., Ltd.(c)                                          93
   81,200    Kao Corp.(c)                                                  2,144
                                                                      ----------
                                                                           2,237
                                                                      ----------
SOFT DRINKS (0.1%)
   10,400    Coca Cola Femsa S.A. de C.V. ADR                                945
    5,952    Coca-Cola Amatil Ltd.(c)                                         73
                                                                      ----------
                                                                           1,018
                                                                      ----------
TOBACCO (0.1%)
   32,764    British America Tobacco plc(c)                                1,520
   30,928    Imperial Tobacco Group plc(c)                                 1,113
    5,405    Swedish Match AB(c)                                             177
                                                                      ----------
                                                                           2,810
                                                                      ----------
             Total Consumer Staples                                       39,182
                                                                      ----------
ENERGY (1.9%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
  161,500    China Shenhua Energy Co. Ltd. "H"(c)                            715
  222,000    Yanzhou Coal Mining Co. Ltd. "H"(c)                             540
                                                                      ----------
                                                                           1,255
                                                                      ----------
INTEGRATED OIL & GAS (1.4%)
    9,100    BG Group plc(c)                                                 195
  553,519    BP plc(c)                                                     4,025
   22,682    ENI S.p.A.(c)                                                   481
   17,325    Lukoil OAO ADR(c)                                               977
   69,478    Repsol YPF S.A.(c)                                            2,105
   93,058    Royal Dutch Shell plc "A"                                     3,236
   59,459    Royal Dutch Shell plc "A"(c)                                  2,084
  178,900    Royal Dutch Shell plc "A" ADR                                12,523
   46,455    Royal Dutch Shell plc "B"(c)                                  1,673
   37,587    Total S.A.(c)                                                 1,942
                                                                      ----------
                                                                          29,241
                                                                      ----------
OIL & GAS DRILLING (0.0%)
   38,100    Ensign Energy Services, Inc.                                    607
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES (0.1%)
    2,068    Petrofac Ltd.(c)                                                 47
   51,070    SBM Offshore N.V.(c)                                          1,096
    6,063    Technip S.A.(c)                                                 580
   15,275    Worley Parsons Ltd.(c)                                          418
                                                                      ----------
                                                                           2,141
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    6,047    Cairn Energy plc*(c)                                             26
    1,100    Japan Petroleum Exploration Co., Ltd.(c)                         45
   40,880    Santos Ltd.(c)                                                  570
    8,204    Woodside Petroleum Ltd.(c)                                      286
                                                                      ----------
                                                                             927
                                                                      ----------
OIL & GAS REFINING & MARKETING (0.2%)
   32,055    Caltex Australia(c)                                             433
    1,200    Idemitsu Kosan Co. Ltd.(c)                                      128
  361,200    JX Holdings, Inc.(c)                                          2,309
   78,721    Polski Koncern Naftowy Orlen S.A.*(c)                           948
  101,000    TonenGeneral Sekiyu K.K.(c)                                   1,154
                                                                      ----------
                                                                           4,972
                                                                      ----------
             Total Energy                                                 39,143
                                                                      ----------

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20  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
FINANCIALS (2.8%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
   35,697    3i Group plc(c)                                          $      107
  407,666    Aberdeen Asset Management plc(c)                              1,289
                                                                      ----------
                                                                           1,396
                                                                      ----------
DIVERSIFIED BANKS (1.4%)
   56,000    Aozora Bank Ltd.(c)                                             150
   98,520    Australia and New Zealand Banking Group Ltd.(c)               2,087
   58,923    Banco Bilbao Vizcaya Argentaria S.A.(c)                         500
  106,584    Banco Santander S.A.(c)                                         800
   20,906    Bank Hapoalim Ltd.(c)                                            72
2,076,000    Bank of China Ltd. "H"(c)                                       679
  228,232    Barclays plc(c)                                                 657
   18,659    BNP Paribas S.A.(c)                                             749
1,712,000    China Construction Bank Corp. "H"(c)                          1,225
  566,000    Chuo Mitsui Trust Holdings, Inc.(c)                           1,736
  113,185    Commerzbank AG*(c)                                              212
   33,627    Commonwealth Bank of Australia(c)                             1,687
   19,919    DnB NOR ASA(c)                                                  204
  412,935    HSBC Holdings plc(c)                                          3,220
2,316,000    Industrial and Commercial Bank of China Ltd. "H"(c)           1,373
  568,100    Mitsubishi UFJ Financial Group, Inc.(c)                       2,468
   11,308    Mizrahi Tefahot Bank Ltd.(c)                                     94
  596,200    Mizuho Trust & Banking Co., Ltd.(c)                             782
   55,735    National Australia Bank Ltd.(c)                               1,391
   14,600    National Bank of Canada                                         950
  123,885    Natixis(c)                                                      361
   83,874    Nordea Bank AB(c)                                               669
   57,863    Skandinaviska Enskilda Banken "A"(c)                            338
   12,912    Societe Generale(c)                                             318
    1,712    Standard Chartered plc(c)                                        37
  123,600    Sumitomo Mitsui Financial Group, Inc.(c)                      3,413
    7,172    Svenska Handelsbanken AB "A"(c)                                 189
   17,739    Swedbank AB "A"(c)                                              237
   78,907    Westpac Banking Corp.(c)                                      1,724
                                                                      ----------
                                                                          28,322
                                                                      ----------
DIVERSIFIED CAPITAL MARKETS (0.1%)
   11,307    Credit Suisse Group*(c)                                         274
   17,769    Deutsche Bank AG(c)                                             688
   58,440    UBS AG*(c)                                                      718
                                                                      ----------
                                                                           1,680
                                                                      ----------
INVESTMENT BANKING & BROKERAGE (0.1%)
  229,657    ICAP plc(c)                                                   1,278
                                                                      ----------
LIFE & HEALTH INSURANCE (0.1%)
   16,310    Delta Lloyd N.V.(c)                                             287
  487,010    Legal & General Group plc(c)                                    816
  454,039    Old Mutual plc(c)                                               813
    8,641    Prudential plc(c)                                                85
    2,557    Swiss Life Holding*(c)                                          268
                                                                      ----------
                                                                           2,269
                                                                      ----------
MULTI-LINE INSURANCE (0.2%)
    8,051    Allianz Holding AG(c)                                           834
  145,889    Aviva plc(c)                                                    719
   48,978    AXA S.A.(c)                                                     712
    1,238    Baloise Holdings AG(c)                                           88
    7,476    Sampo OYJ "A"(c)                                                195
    3,709    Zurich Financial Services AG*(c)                                816
                                                                      ----------
                                                                           3,364
                                                                      ----------
MULTI-SECTOR HOLDINGS (0.0%)
    5,283    Exor S.p.A.(c)                                                  112
   20,358    Investor AB(c)                                                  380
    1,314    Kinnevik Investment AB "B"(c)                                    27
                                                                      ----------
                                                                             519
                                                                      ----------

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
  219,225    African Bank Investments Ltd.(c)                         $      945
   73,688    ING Groep N.V.*(c)                                              575
  106,297    OKO Bank plc "A"(c)                                           1,064
   18,850    ORIX Corp.(c)                                                 1,587
  287,719    RMB Holdings Ltd.(c)                                            933
                                                                      ----------
                                                                           5,104
                                                                      ----------
PROPERTY & CASUALTY INSURANCE (0.2%)
1,232,000    PICC Property and Casualty Co. Ltd "H"(c)                     1,677
   63,871    QBE Insurance Group Ltd.(c)                                     916
  193,571    Royal & Sun Alliance Insurance Group(c)                         330
  127,146    Suncorp Metway(c)                                             1,111
                                                                      ----------
                                                                           4,034
                                                                      ----------
REGIONAL BANKS (0.2%)
   26,891    Bendigo Bank Ltd.(c)                                            255
  348,000    Gunma Bank Ltd.(c)                                            1,964
  286,000    Nishi Nippon City Bank Ltd.(c)                                  844
  175,900    Resona Holdings, Inc.(c)                                        787
   30,000    Shinsei Bank Ltd.(c)                                             31
    5,000    Suruga Bank Ltd.(c)                                              46
                                                                      ----------
                                                                           3,927
                                                                      ----------
REINSURANCE (0.1%)
   40,149    Hannover Rueckversicherungs(c)                                2,093
    6,296    Muenchener Rueckversicherungs-Gesellschaft AG(c)                796
                                                                      ----------
                                                                           2,889
                                                                      ----------
SPECIALIZED FINANCE (0.1%)
  172,038    IG Group Holdings plc(c)                                      1,305
  100,770    London Stock Exchange Group plc(c)                            1,368
                                                                      ----------
                                                                           2,673
                                                                      ----------
             Total Financials                                             57,827
                                                                      ----------
HEALTH CARE (1.1%)
------------------
BIOTECHNOLOGY (0.0%)
    4,881    CSL Ltd.(c)                                                     160
                                                                      ----------
HEALTH CARE SUPPLIES (0.1%)
    4,770    Coloplast A/S "B"(c)                                            731
                                                                      ----------
PHARMACEUTICALS (1.0%)
   36,079    AstraZeneca plc(c)                                            1,671
    9,586    Bayer AG(c)                                                     630
   81,786    GlaxoSmithKline plc(c)                                        1,812
   45,424    H Lundbeck A/S(c)                                               880
   36,150    Novartis AG(c)                                                1,951
  164,400    Novartis AG ADR                                               8,897
    8,565    Novo Nordisk A/S(c)                                             974
    8,909    Orion Oyj "B"(c)                                                181
   10,767    Roche Holdings AG(c)                                          1,713
   23,471    Sanofi-Aventis S.A.(c)                                        1,643
    2,579    Shire Ltd.(c)                                                    87
    5,800    Takeda Pharmaceutical Co. Ltd.(c)                               237
    9,378    Teva Pharmaceutical Industries Ltd.(c)                          372
                                                                      ----------
                                                                          21,048
                                                                      ----------
             Total Health Care                                            21,939
                                                                      ----------
INDUSTRIALS (1.5%)
------------------
AEROSPACE & DEFENSE (0.2%)
  581,161    BAE Systems plc(c)                                            2,508
   17,665    European Aeronautic Defense and Space Co. N.V.(c)               530
   20,756    Safran S.A.(c)                                                  615
                                                                      ----------
                                                                           3,653
                                                                      ----------

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22  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS (0.1%)
  116,232    Deutsche Post AG(c)                                      $    1,756
  220,014    Toll Holdings Ltd.(c)                                         1,097
                                                                      ----------
                                                                           2,853
                                                                      ----------
AIRLINES (0.0%)
  150,000    All Nippon Airways Co. Ltd.(c)                                  454
    8,234    Deutsche Lufthansa AG(c)                                        107
                                                                      ----------
                                                                             561
                                                                      ----------
BUILDING PRODUCTS (0.0%)
   27,000    Asahi Glass Co. Ltd.(c)                                         230
   76,000    Toto Ltd.(c)                                                    618
                                                                      ----------
                                                                             848
                                                                      ----------
CONSTRUCTION & ENGINEERING (0.1%)
    3,369    ACS Actividades de Construccion y Servicios S.A.(c)             110
   84,052    Balfour Beatty plc(c)                                           333
    8,299    Bouygues S.A.(c)                                                272
   25,000    Chiyoda Corp.(c)                                                275
   32,483    Leighton Holdings Ltd.(c)                                       701
    3,444    Samsung Engineering Co. Ltd.(c)                                 715
                                                                      ----------
                                                                           2,406
                                                                      ----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
    1,103    MAN SE(c)                                                        95
  281,000    Mitsui Engineering & Shipbuilding Co., Ltd.(c)                  432
   40,496    Volvo AB "B"(c)                                                 466
  560,000    Yangzijiang Shipbuilding Holdings Ltd.(c)                       405
                                                                      ----------
                                                                           1,398
                                                                      ----------
DIVERSIFIED SUPPORT SERVICES (0.0%)
   24,335    Babcock International Group plc(c)                              278
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
    4,715    Schneider Electric S.A.(c)                                      267
                                                                      ----------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
    9,615    ABB Ltd.*(c)                                                    182
   48,000    Mitsubishi Electric Corp.(c)                                    459
                                                                      ----------
                                                                             641
                                                                      ----------
INDUSTRIAL CONGLOMERATES (0.1%)
   30,040    DCC plc(c)                                                      729
   17,000    NWS Holdings Ltd.(c)                                             24
   11,097    Siemens AG(c)                                                 1,120
   12,502    Wendel(c)                                                       902
                                                                      ----------
                                                                           2,775
                                                                      ----------
INDUSTRIAL MACHINERY (0.2%)
   17,491    Andritz AG(c)                                                 1,544
    4,500    FANUC Ltd.(c)                                                   739
    3,471    Kone Oyj "B"(c)                                                 196
   25,187    Metso Corp.(c)                                                1,006
    7,599    SKF AB "B"(c)                                                   163
   36,000    Sumitomo Heavy Industries Ltd.(c)                               219
                                                                      ----------
                                                                           3,867
                                                                      ----------
MARINE (0.1%)
        5    A.P. Moller-Maersk A/S "B"(c)                                    32
      192    A.P. Moller-Maersk Group(c)                                   1,316
   53,500    Orient Overseas International Ltd.(c)                           248
                                                                      ----------
                                                                           1,596
                                                                      ----------
OFFICE SERVICES & SUPPLIES (0.1%)
   11,875    Societe BIC S.A.(c)                                           1,054
                                                                      ----------
RAILROADS (0.2%)
  328,597    Asciano Group(c)                                                535
      202    Central Japan Railway Co.(c)                                  1,620
   12,100    East Japan Railway Co.(c)                                       740
    1,300    West Japan Railway Co.(c)                                        54
                                                                      ----------
                                                                           2,949
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
   58,500    Itochu Corp.(c)                                          $      594
  286,000    Marubeni Corp.(c)                                             1,765
   20,900    Mitsubishi Corp.(c)                                             432
   17,200    Mitsui & Co. Ltd.(c)                                            271
  601,300    Sojitz Corp.(c)                                                 950
   32,300    Sumitomo Corp.(c)                                               432
   65,800    Toyota Tsusho Corp.(c)                                        1,106
                                                                      ----------
                                                                           5,550
                                                                      ----------
TRUCKING (0.0%)
  103,309    FirstGroup plc(c)                                               531
   50,000    Nippon Express Co.(c)                                           190
                                                                      ----------
                                                                             721
                                                                      ----------
             Total Industrials                                            31,417
                                                                      ----------
INFORMATION TECHNOLOGY (0.4%)
-----------------------------
APPLICATION SOFTWARE (0.1%)
    3,846    Nice Systems Ltd.*(c)                                           130
   18,033    SAP AG(c)                                                     1,076
                                                                      ----------
                                                                           1,206
                                                                      ----------
COMMUNICATIONS EQUIPMENT (0.0%)
   20,231    LM Ericsson Telephone Co. "B" ADR(c)                            215
                                                                      ----------
COMPUTER HARDWARE (0.0%)
   62,000    Toshiba Corp.(c)                                                287
                                                                      ----------
ELECTRONIC COMPONENTS (0.0%)
    7,300    Hamamatsu Photonics K.K.(c)                                     270
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
  406,000    Hitachi Ltd.(c)                                               2,275
                                                                      ----------
INTERNET SOFTWARE & SERVICES (0.1%)
    7,800    Dena Co. Ltd.(c)                                                242
   23,400    Gree, Inc.(c)                                                   785
                                                                      ----------
                                                                           1,027
                                                                      ----------
IT CONSULTING & OTHER SERVICES (0.0%)
    9,600    Otsuka Corp.(c)                                                 663
                                                                      ----------
OFFICE ELECTRONICS (0.1%)
   15,800    Canon, Inc.(c)                                                  715
   22,110    Neopost S.A.(c)                                               1,566
                                                                      ----------
                                                                           2,281
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (0.0%)
   25,300    ASM Pacific Technology Ltd.(c)                                  280
                                                                      ----------
SEMICONDUCTORS (0.0%)
   21,453    ARM Holdings plc(c)                                             201
                                                                      ----------
             Total Information Technology                                  8,705
                                                                      ----------
MATERIALS (1.2%)
----------------
COMMODITY CHEMICALS (0.2%)
    2,199    Arkema, Inc.(c)                                                 160
   85,000    Asahi Kasei Corp.(c)                                            515
    2,796    Honam Petrochemical Corp.(c)                                    816
  117,700    Kuraray Co.(c)                                                1,686
   40,000    Toray Industries, Inc.(c)                                       300
                                                                      ----------
                                                                           3,477
                                                                      ----------
CONSTRUCTION MATERIALS (0.1%)
   40,002    CRH plc(c)                                                      772
   18,742    HeidelbergCement AG(c)                                          787
   68,500    Siam Cement Public Co. Ltd.(c)                                  709
                                                                      ----------
                                                                           2,268
                                                                      ----------
DIVERSIFIED CHEMICALS (0.1%)
   27,742    BASF SE(c)                                                    2,016
    3,797    Lanxess AG(c)                                                   212
   78,500    Mitsubishi Chemical Holdings Corp.(c)                           455
                                                                      ----------
                                                                           2,683
                                                                      ----------
DIVERSIFIED METALS & MINING (0.7%)
    9,003    Anglo American Capital plc(c)                                   344
   41,504    BHP Billiton Ltd.(c)                                          1,550
  123,949    BHP Billiton plc(c)                                           3,819
  755,336    Grupo Mexico S.A.B. de C.V. "B"                               2,023
   67,766    Iluka Resources Ltd.(c)                                       1,087

================================================================================

24  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
    2,511    Korea Zinc Co. Ltd.(c)                                   $      785
   17,822    Oxiana Ltd.(c)                                                  201
   11,728    Rio Tinto Ltd.(c)                                               786
   51,473    Rio Tinto plc(c)                                              2,725
                                                                      ----------
                                                                          13,320
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
   16,264    Israel Chemicals Ltd.(c)                                        177
    5,290    K&S AG(c)                                                       287
      817    Syngenta AG*(c)                                                 241
    2,850    Yara International ASA(c)                                       116
                                                                      ----------
                                                                             821
                                                                      ----------
METAL & GLASS CONTAINERS (0.0%)
   29,638    Rexam plc(c)                                                    161
                                                                      ----------
PAPER PRODUCTS (0.0%)
   14,000    Oji Paper Co. Ltd.(c)                                            70
   71,003    Stora Enso Oyj(c)                                               445
                                                                      ----------
                                                                             515
                                                                      ----------
SPECIALTY CHEMICALS (0.0%)
      314    Wacker Chemie AG(c)                                              30
                                                                      ----------
STEEL (0.1%)
   33,000    Daido Steel Co. Ltd.(c)                                         217
  186,000    Nippon Steel Corp.(c)                                           452
   30,701    Voestalpine AG(c)                                               896
                                                                      ----------
                                                                           1,565
                                                                      ----------
             Total Materials                                              24,840
                                                                      ----------
TELECOMMUNICATION SERVICES (1.4%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
  586,939    BT Group plc(c)                                               1,758
   13,004    France Telecom S.A.(c)                                          224
   31,334    Koninklijke (Royal) KPN N.V.(c)                                 384
   36,200    Nippon Telegraph & Telephone Corp.(c)                         1,783
  126,711    TDC A/S(c)                                                    1,048
1,902,385    Telecom Italia S.p.A.(c)                                      2,076
   74,555    Telef Brasil                                                  2,012
   36,103    Telefonica S.A.(c)                                              681
   83,889    Telstra Corp. Ltd.(c)                                           276
  131,204    Vivendi S.A.(c)                                               3,028
                                                                      ----------
                                                                          13,270
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
   34,700    America Movil S.A.B. de C.V. ADR "L"                            827
      245    KDDI Corp.(c)                                                 1,626
    4,641    Millicom International Cellular S.A.(c)                         502
    3,337    Partner Communications Co.(c)                                    32
   49,900    SoftBank Corp.(c)                                             1,681
  552,817    Vodafone Group plc(c)                                         1,500
  357,400    Vodafone Group plc ADR                                        9,703
                                                                      ----------
                                                                          15,871
                                                                      ----------
             Total Telecommunication Services                             29,141
                                                                      ----------
UTILITIES (0.7%)
----------------
ELECTRIC UTILITIES (0.4%)
  168,000    Cheung Kong Infrastructure Holdings, Ltd.(c)                    950
  101,000    CLP Holdings Ltd.(c)                                            899
   31,205    E.ON AG(c)                                                      772
   33,610    EDP-Energias de Portugal(c)                                     108
    9,574    Electricite de France (EDF)(c)                                  261
  240,141    Enel S.p.A.(c)                                                1,020
  107,675    Iberdrola S.A.(c)                                               721
  185,023    PGE S.A.(c)                                                   1,184
   32,695    Red Electrica de Espana(c)                                    1,438
   16,859    Scottish & Southern Energy plc(c)                               349
  163,857    SP AusNet(c)                                                    162
                                                                      ----------
                                                                           7,864
                                                                      ----------
GAS UTILITIES (0.1%)
    9,001    Enagas S.A.(c)                                                  169
   26,369    Gas Natural SDG S.A.(c)                                         460
  247,000    Hong Kong and China Gas Co., Ltd.(c)                            571
                                                                      ----------
                                                                           1,200
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  170,520    Drax Group plc(c)                                        $    1,500
   76,926    EDP Renovaveis SA*(c)                                           445
   11,482    International Power plc(c)                                       60
                                                                      ----------
                                                                           2,005
                                                                      ----------
MULTI-UTILITIES (0.1%)
   72,377    Gaz de France S.A.(c)                                         2,034
   15,859    RWE AG(c)                                                       658
    6,891    RWE AG(c)                                                       256
                                                                      ----------
                                                                           2,948
                                                                      ----------
             Total Utilities                                              14,017
                                                                      ----------
             Total Common Stocks (cost: $297,249)                        298,398
                                                                      ----------

PREFERRED SECURITIES (1.1%)

CONSUMER DISCRETIONARY (0.1%)
-----------------------------
AUTOMOBILE MANUFACTURERS (0.1%)
    9,337    Porsche AG(c)                                                   568
    4,722    Volkswagen AG(c)                                                811
                                                                      ----------
             Total Consumer Discretionary                                  1,379
                                                                      ----------
CONSUMER STAPLES (0.0%)
-----------------------
HOUSEHOLD PRODUCTS (0.0%)
      895    Henkel AG & Co. KGaA(c)                                          53
                                                                      ----------
ENERGY (0.1%)
-------------
INTEGRATED OIL & GAS (0.1%)
   53,000    Petroleo Brasileiro S.A. ADR                                  1,329
                                                                      ----------
FINANCIALS (0.8%)
-----------------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
  225,084    ING Groep N.V., 7.38%, perpetual                              4,198
  171,296    ING Groep N.V., 8.50%, perpetual                              3,714
                                                                      ----------
                                                                           7,912
                                                                      ----------

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/SHARES
--------------------------------------------------------------------------------
REINSURANCE (0.5%)
    3,000    Ram Holdings Ltd., 7.50%, non-cumulative,
              perpetual, acquired 1/23/2007 and
              3/02/2007; cost $3,065*(d)                                   1,500
   10,000    Swiss Re Capital I, LP, 6.85%, redeemable,
              perpetual(b)                                                 8,744
                                                                      ----------
                                                                          10,244
                                                                      ----------
             Total Financials                                             18,156
                                                                      ----------
MATERIALS (0.1%)
----------------
STEEL (0.1%)
   79,800    Vale S.A. "A"                                                 1,722
                                                                      ----------
             Total Preferred Securities (cost: $25,260)                   22,639
                                                                      ----------
INVESTMENT COMPANIES (9.8%)
  831,300    iShares MSCI EAFE Index Fund                                 42,638
3,924,807    Vanguard MSCI Emerging Markets ETF(a)                       160,132
                                                                      ----------
             Total Investment Companies (cost: $221,810)                 202,770
                                                                      ----------
             Total International Equity Securities (cost: $544,319)      523,807
                                                                      ----------
PRECIOUS METALS AND MINERALS SECURITIES (4.0%)

GOLD (3.7%)

AFRICAN GOLD COMPANIES (0.4%)
   90,000    AngloGold Ashanti Ltd. ADR                                    4,317
  280,000    Gold Fields Ltd. ADR                                          4,743
                                                                      ----------
                                                                           9,060
                                                                      ----------

================================================================================

26  | USAA CORNERSTONE STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
AUSTRALIAN GOLD COMPANIES (0.2%)
  149,806    Newcrest Mining Ltd.(c)                                  $    5,457
                                                                      ----------
EUROPEAN GOLD COMPANIES (0.2%)
    2,260    Randgold Resources Ltd.(c)                                      240
   30,000    Randgold Resources Ltd. ADR                                   3,208
                                                                      ----------
                                                                           3,448
                                                                      ----------
NORTH AMERICAN GOLD COMPANIES (2.7%)
   80,000    Agnico-Eagle Mines Ltd.                                       3,590
  150,000    Alamos Gold, Inc.                                             2,537
  140,000    Allied Nevada Gold Corp.*                                     5,025
  400,000    AuRico Gold, Inc.*                                            3,996
   95,000    Barrick Gold Corp.                                            5,025
  240,000    Eldorado Gold Corp.                                           4,334
  100,000    Goldcorp, Inc.                                                5,369
  220,000    IAMGOLD Corp.                                                 4,440
  300,000    Kinross Gold Corp.                                            4,191
   70,000    Newmont Mining Corp.                                          4,822
  150,000    Osisko Mining Corp.*                                          1,657
   50,000    Royal Gold, Inc.                                              4,072
  140,000    Semafo, Inc.*                                                 1,056
  300,000    Yamana Gold, Inc.                                             5,049
                                                                      ----------
                                                                          55,163
                                                                      ----------
SOUTH AMERICAN GOLD COMPANIES (0.2%)
   90,000    Compania de Minas Buenaventura S.A. ADR                       3,523
                                                                      ----------
             Total Gold                                                   76,651
                                                                      ----------
PLATINUM GROUP METALS (0.2%)
  130,000    Impala Platinum Holdings Ltd.(c)                              2,755
  130,000    Lonmin plc(c)                                                 2,196
                                                                      ----------
             Total Platinum Group Metals                                   4,951
                                                                      ----------

SILVER (0.1%)
   33,245    Fresnillo plc(c) (cost: $740)                                   899
                                                                      ----------
             Total Precious Metals and Minerals Securities
              (cost: $59,188)                                             82,501
                                                                      ----------
GLOBAL REAL ESTATE EQUITY SECURITIES (0.6%)

COMMON STOCKS (0.3%)

DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
    1,500    DAITO Trust Construction Co. Ltd.(c)                            134
   56,000    Daiwa House Industry Co. Ltd.(c)                                675
   43,500    Kerry Properties Ltd.(c)                                        153
   39,129    Lend Lease Group(c)                                             302
  119,000    Tokyu Land Corp.(c)                                             465
  138,000    UOL Group Ltd.(c)                                               465
  120,000    Wheelock & Co. Ltd.(c)                                          320
                                                                      ----------
             Total Diversified Real Estate Activities                      2,514
                                                                      ----------
REAL ESTATE DEVELOPMENT (0.0%)
   25,000    Cheung Kong Holdings Ltd.(c)                                    288
                                                                      ----------
REITs - DIVERSIFIED (0.1%)
  108,472    BGP Holdings plc, acquired 8/06/2009;
              cost: $0*(c),(d)                                                 -
   41,608    Dexus Property Group(c)                                          38
  130,050    GPT Group(c)                                                    428
   87,888    Mirvac Group(c)                                                 118
  463,818    Stockland Corp. Ltd.(c)                                       1,655
                                                                      ----------
             Total REITs - Diversified                                     2,239
                                                                      ----------
REAL ESTATE OPERATING COMPANIES (0.0%)
   24,214    Immofinanz AG*(c)                                                75
                                                                      ----------
REITs - RETAIL (0.0%)
   46,246    Westfield Group(c)                                              401
                                                                      ----------
                                                                           5,154
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER OF                                                                  VALUE
SHARES       SECURITY                                                      (000)
--------------------------------------------------------------------------------
PREFERRED SECURITIES (0.3%)

REITs - OFFICE (0.3%)
  280,000    Commonwealth REIT, Series E, 7.25%,
              cumulative redeemable, perpetual                        $    6,851
                                                                      ----------
             Total Global Real Estate Equity Securities
              (cost: $12,183)                                             12,005
                                                                      ----------
OTHER ALTERNATIVE INVESTMENT STRATEGIES (0.9%)
2,289,962    PIMCO Commodity Real Return Strategy Fund                    17,908
                                                                      ----------
             Total Other Alternative Investment Strategies
              (cost: $16,901)                                             17,908
                                                                      ----------

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             BONDS (33.2%)

             CORPORATE OBLIGATIONS (20.9%)

             ENERGY (1.3%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (1.3%)
$   9,780    Enbridge Energy Partners, LP(a)                     8.05%       10/01/2037      $   10,247
    4,780    Enterprise Products Operating, LP(a)                7.00         6/01/2067           4,682
    3,500    Enterprise Products Operating, LP                   7.03         1/15/2068           3,623
   10,465    Southern Union Co.(a)                               3.45(e)     11/01/2066           9,445
                                                                                             ----------
             Total Energy                                                                        27,997
                                                                                             ----------
             FINANCIALS (15.8%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
    8,000    State Street Capital Trust IV                       1.35(e)      6/15/2037           5,485
                                                                                             ----------
             CONSUMER FINANCE (1.0%)
   10,052    American Express Co.(a)                             6.80         9/01/2066           9,889
   10,000    Capital One Financial Corp.(a)                      7.69         8/15/2036           9,962
                                                                                             ----------
                                                                                                 19,851
                                                                                             ----------
             DIVERSIFIED BANKS (0.6%)
    1,000    Emigrant Bancorp, Inc.(a),(b)                       6.25         6/15/2014             896
    1,000    FCB NC Capital Trust I                              8.05         3/01/2028           1,018
    5,800    USB Realty Corp.(a),(b)                             6.09                 -(f)        4,060
    6,000    Wells Fargo Co.                                     7.98                 -(f)        6,390
                                                                                             ----------
                                                                                                 12,364
                                                                                             ----------

================================================================================

28  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             INVESTMENT BANKING & BROKERAGE (1.0%)
$  15,925    Goldman Sachs Capital II(a)                         5.79%                -(f)   $   10,312
   10,000    Schwab Capital Trust I                              7.50        11/15/2037          10,051
                                                                                             ----------
             Total Investment Banking & Brokerage                                                20,363
                                                                                             ----------
             LIFE & HEALTH INSURANCE (2.0%)
   10,000    Great-West Life & Annuity Insurance Co.(b)          7.15         5/16/2046           9,650
   10,000    Lincoln National Corp.(a)                           7.00         5/17/2066           9,025
    4,500    Principal Financial Global Fund, LLC                0.91(e)      1/10/2031           3,687
    6,500    Prudential Financial, Inc.(a)                       8.88         6/15/2038           7,345
   12,280    StanCorp Financial Group, Inc.(a)                   6.90         6/01/2067          10,694
                                                                                             ----------
                                                                                                 40,401
                                                                                             ----------
             MULTI-LINE INSURANCE (1.5%)
   20,052    Genworth Financial, Inc.(a)                         6.15        11/15/2066          11,304
   14,705    Glen Meadow(a),(b)                                  6.51         2/12/2067          10,863
   10,510    Nationwide Mutual Insurance Co. (a),(b)             5.81        12/15/2024           9,507
                                                                                             ----------
                                                                                                 31,674
                                                                                             ----------
             MULTI-SECTOR HOLDINGS (0.1%)
    2,000    Leucadia National Corp.(a)                          8.65         1/15/2027           2,038
                                                                                             ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.7%)
    3,000    AgFirst Farm Credit Bank (a)                        6.59                -(f)         2,025
    3,360    Bank of America Corp. Capital Trust XV              1.13(e)      6/01/2056           2,236
    5,000    BankAmerica Capital III                             0.97(e)      1/15/2027           3,526
    4,000    BankBoston Capital Trust IV                         0.94(e)      6/08/2028           2,825
    2,500    Countrywide Financial Corp.                         6.25         5/15/2016           2,328
    2,000    General Electric Capital Corp.                      6.38        11/15/2067           1,934
    8,710    General Electric Capital Trust I(a)                 6.38        11/15/2067           8,514
    5,000    JPMorgan Chase Capital XIII                         1.32(e)      9/30/2034           3,633
    8,000    JPMorgan Chase Capital XXI                          1.38(e)      2/02/2037           5,776
    1,625    MBNA Capital B                                      1.23(e)      2/01/2027           1,160
                                                                                             ----------
                                                                                                 33,957
                                                                                             ----------
             PROPERTY & CASUALTY INSURANCE (2.6%)
   10,000    Allstate Corp.(a)                                   6.13         5/15/2037           9,037
    5,325    BNSF Funding Trust I                                6.61        12/15/2055           5,391
    8,880    Chubb Corp.                                         6.38         3/29/2067           8,747
    3,000    HSB Group, Inc.                                     1.31(e)      7/15/2027           2,425
    8,000    Ironshore Holdings, Inc.(b)                         8.50         5/15/2020           8,630
    2,070    Liberty Mutual Group, Inc.(a)                       7.30         6/15/2014           2,216
   10,000    Progressive Corp.(a)                                6.70         6/15/2037          10,063
    1,000    RLI Corp.(a)                                        5.95         1/15/2014           1,044
    6,500    Travelers Companies, Inc.(a)                        6.25         3/15/2037           6,296
                                                                                             ----------
                                                                                                 53,849
                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (4.3%)
$   1,000    Allfirst Preferred Capital Trust                    1.90%(e)     7/15/2029      $      751
   13,500    CoBank ACB(b)                                       0.95(e)      6/15/2022          12,169
    3,000    Cullen/Frost Bankers, Inc.(a)                       5.75         2/15/2017           2,968
   10,000    Fifth Third Capital Trust IV(a)                     6.50         4/15/2037           9,700
    3,500    First Empire Capital Trust I(a)                     8.23         2/01/2027           3,570
    2,000    First Maryland Capital Trust I                      1.40(e)      1/15/2027           1,488
    2,000    First Republic Bank Corp.(a)                        7.75         9/15/2012           2,015
    5,000    Fulton Capital Trust I(a)                           6.29         2/01/2036           4,137
    2,000    Huntington Capital II "B"                           0.97(e)      6/15/2028           1,519
    8,000    Huntington Capital III(a)                           6.65         5/15/2037           7,620
   10,000    KeyCorp Capital I                                   1.11(e)      7/01/2028           7,409
    5,039    Manufacturers & Traders Trust Co.(a)                5.63        12/01/2021           4,813
    4,000    PNC Preferred Funding Trust(a),(b)                  6.52                 -(f)        2,925
    4,979    PNC Preferred Funding Trust III(a),(b)              8.70                 -(f)        5,080
    3,000    Regions Financial Corp.                             7.75        11/10/2014           3,068
    1,000    Sky Financial Capital Trust I                       9.34         5/01/2030           1,025
    2,000    Susquehanna Bancshares, Inc.(a)                     2.25(e)      5/01/2014           1,871
    4,000    Susquehanna Capital II(a)                          11.00         3/23/2040           4,145
    3,000    TCF National Bank(a)                                5.50         2/01/2016           3,011
   10,000    Webster Capital Trust IV(a)                         7.65         6/15/2037           9,761
                                                                                             ----------
                                                                                                 89,045
                                                                                             ----------
             REINSURANCE (0.6%)
    4,000    Alterra Finance, LLC                                6.25         9/30/2020           4,214
    4,000    Max USA Holdings Ltd.(a),(b)                        7.20         4/14/2017           4,179
    4,000    Platinum Underwriters Finance, Inc.(a)              7.50         6/01/2017           4,359
                                                                                             ----------
             Total Reinsurance                                                                   12,752
                                                                                             ----------
             REITs - RETAIL (0.1%)
    3,000    New Plan Excel Realty Trust, Inc.                   5.30         1/15/2015           2,670
      413    New Plan Excel Realty Trust, Inc.,
              acquired 02/20/2009; cost: $140(d)                 7.68        11/02/2026             383
                                                                                             ----------
                                                                                                  3,053
                                                                                             ----------
             Total Financials                                                                   324,832
                                                                                             ----------
             INDUSTRIALS (0.4%)
             ------------------
             AIRLINES (0.1%)
    1,287    America West Airlines, Inc. Pass-Through Trust (INS)7.93         1/02/2019           1,252
                                                                                             ----------
             INDUSTRIAL CONGLOMERATES (0.3%)
   10,760    Textron Financial Corp.(b)                          6.00         2/15/2067           7,909
                                                                                             ----------
             Total Industrials                                                                    9,161
                                                                                             ----------

================================================================================

30  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             UTILITIES (3.4%)
             ----------------
             ELECTRIC UTILITIES (1.5%)
$   1,059    Cedar Brakes II, LLC(b)                             9.88%        9/01/2013      $    1,112
    5,000    FPL Group Capital, Inc.(a)                          6.35        10/01/2066           4,930
    4,000    FPL Group Capital, Inc.(a)                          6.65         6/15/2067           3,984
      500    FPL Group Capital, Inc.                             7.30         9/01/2067             521
   10,000    PPL Capital Funding, Inc.(a)                        6.70         3/30/2067           9,661
    1,000    SPI Electricity Property Ltd. (INS)(a)              7.25        12/01/2016           1,151
   13,326    Texas Competitive Electric Holdings Co., LLC(g)     4.75        10/10/2017           8,748
                                                                                             ----------
                                                                                                 30,107
                                                                                             ----------
             MULTI-UTILITIES (1.9%)
    6,500    Dominion Resources, Inc.(a)                         7.50         6/30/2066           6,832
    3,500    Dominion Resources, Inc.(a)                         2.67         9/30/2066           2,982
    9,741    Integrys Energy Group, Inc.(a)                      6.11        12/01/2066           9,361
   10,000    Puget Sound Energy, Inc.(a)                         6.97         6/01/2067           9,930
   10,000    Wisconsin Energy Corp.(a)                           6.25         5/15/2067          10,011
                                                                                             ----------
                                                                                                 39,116
                                                                                             ----------
             Total Utilities                                                                     69,223
                                                                                             ----------
             Total Corporate Obligations (cost: $401,287)                                       431,213
                                                                                             ----------
             EURODOLLAR AND YANKEE OBLIGATIONS (3.1%)

             ENERGY (0.5%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
   10,000    TransCanada Pipelines Ltd.(a)                       6.35         5/15/2067          10,000
                                                                                             ----------
             FINANCIALS (2.1%)
             -----------------
             DIVERSIFIED BANKS (0.0%)
    2,500    Landsbanki Islands hf, acquired 10/12/2007;
              cost $2,500(b),(c),(d),(h)                         7.43                 -(f)            -
                                                                                             ----------
             DIVERSIFIED CAPITAL MARKETS (0.3%)
    7,000    Deutsche Bank Capital Trust IV                      4.59(e)              -(f)        5,693
                                                                                             ----------
             MULTI-LINE INSURANCE (1.3%)
   10,270    AXA S.A.                                            2.67(e)              -(f)        4,879
    7,192    AXA S.A.                                            2.70(e)              -(f)        3,321
   10,665    Oil Insurance Ltd.(a),(b)                           3.35(e)              -(f)       10,207
    5,000    ZFS Finance USA Trust II(a),(b)                     6.45        12/15/2065           4,638
    5,190    ZFS Finance USA Trust IV(a),(b)                     5.88         5/09/2032           5,086
                                                                                             ----------
             Total Multi-Line Insurance                                                          28,131
                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
             PROPERTY & CASUALTY INSURANCE (0.5%)
$   3,000    QBE Capital Funding III, LP(b)                      7.25%        5/24/2041      $    2,645
    7,670    QBE Insurance Group Ltd.(b)                         5.65         7/01/2023           7,120
                                                                                             ----------
                                                                                                  9,765
                                                                                             ----------
             REGIONAL BANKS (0.0%)
    3,000    Glitnir Banki hf, acquired 9/11/2006 and
              10/18/2006; cost $3,051(b),(c),(d),(h)             7.45                 -(f)            -
                                                                                             ----------
             Total Financials                                                                    43,589
                                                                                             ----------
             INDUSTRIALS (0.5%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.5%)
   10,000    Hutchison Whampoa Ltd.(b)                           6.00                 -(f)        9,950
                                                                                             ----------
             Total Eurodollar and Yankee Obligations
              (cost: $66,108)                                                                    63,539
                                                                                             ----------
             ASSET-BACKED SECURITIES (0.2%)

             FINANCIALS (0.2%)
             -----------------
             ASSET-BACKED FINANCING (0.2%)
    3,000    SLM Student Loan Trust                              0.85(e)      7/15/2036           2,435
    1,625    SLM Student Loan Trust                              0.97(e)     10/25/2038           1,342
                                                                                             ----------
             Total Financials                                                                     3,777
                                                                                             ----------
             Total Asset-Backed Securities (cost: $3,472)                                         3,777
                                                                                             ----------
             COMMERCIAL MORTGAGE SECURITIES (8.8%)

             FINANCIALS (8.8%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.8%)
    2,444    Banc of America Commercial Mortgage, Inc.(b)        5.44        12/10/2042           1,970
    2,000    Banc of America Commercial Mortgage, Inc.(a)        4.77         7/10/2043           1,855
    1,200    Banc of America Commercial Mortgage, Inc.           4.95         7/10/2043           1,119
   10,000    Banc of America Commercial Mortgage, Inc.           6.07         7/10/2044           9,405
    8,500    Banc of America Commercial Mortgage, Inc.           5.96         5/10/2045           6,159
    3,000    Banc of America Commercial Mortgage, Inc.(a)        5.96         5/10/2045           3,006
    2,000    Banc of America Commercial Mortgage, Inc.           5.46         9/10/2045           1,645
    1,175    Banc of America Commercial Mortgage, Inc.           5.68         7/10/2046           1,126
    6,000    Banc of America Commercial Mortgage, Inc.(a)        5.37         9/10/2047           4,545
    5,601    Banc of America Commercial Mortgage, Inc.(a),(b)    6.14         9/10/2047           5,383
    2,500    Banc of America Commercial Mortgage, Inc.           6.44         2/10/2051           1,917
      173    Bear Stearns Commercial Mortgage Securities, Inc.   4.00         3/13/2040             175
    4,000    Bear Stearns Commercial Mortgage Securities, Inc.   5.21         2/11/2041           2,934
    5,440    Bear Stearns Commercial Mortgage Securities, Inc.   4.99         9/11/2042           4,820
    4,500    Citigroup Commercial Mortgage Trust                 5.40         7/15/2044           3,924
    6,500    Citigroup Commercial Mortgage Trust                 5.92         3/15/2049           4,724
    4,500    Citigroup Commercial Mortgage Trust                 6.27        12/10/2049           4,169

================================================================================

32  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$   6,000    Commercial Mortgage Loan Trust(a)                   6.21%                -(f)   $    5,291
   10,000    Commercial Mortgage Loan Trust                      6.08         7/10/2038           8,035
    2,000    Commercial Mortgage Loan Trust                      5.54        12/11/2049           1,988
    2,500    Credit Suisse Commercial Mortgage Trust             6.01         6/15/2038           2,385
    3,550    Credit Suisse Commercial Mortgage Trust(a)          5.58         2/15/2039           3,103
    2,213    Credit Suisse First Boston Mortgage Securities
              Corp.(b)                                           5.02         1/15/2037           1,998
    4,750    Credit Suisse First Boston Mortgage Securities
              Corp.(a)                                           5.10         8/15/2038           4,269
    3,000    GE Capital Commercial Mortgage Corp.                5.51         3/10/2044           2,534
    4,000    GE Capital Commercial Mortgage Corp.                5.07         7/10/2045           3,700
    3,355    GE Capital Commercial Mortgage Corp.                5.61        12/10/2049           2,600
    1,000    GMAC Commercial Mortgage Securities, Inc.           4.98        12/10/2041             719
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.(a)                                           4.99         9/12/2037           1,792
      625    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.00        10/15/2042             657
   11,225    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.04        10/15/2042          10,177
    8,000    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.57         4/15/2043           5,958
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.53        12/15/2044           1,613
    2,000    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.53        12/15/2044           1,515
    2,500    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.48         5/15/2045           2,063
   10,000    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              5.41         5/15/2047           5,962
    4,500    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.                                              6.26         2/15/2051           3,766
      264    LB-UBS Commercial Mortgage Trust                    4.56         9/15/2026             265
    3,000    LB-UBS Commercial Mortgage Trust(b)                 5.33        12/15/2036           2,858
    1,500    Merrill Lynch Mortgage Trust                        5.39        11/12/2037           1,530
    1,000    Merrill Lynch Mortgage Trust                        5.39        11/12/2037             849
    6,500    Merrill Lynch Mortgage Trust                        5.14         7/12/2038           5,501
    2,500    Merrill Lynch Mortgage Trust                        5.28         7/12/2038           1,830
    1,000    Merrill Lynch Mortgage Trust                        5.31         7/12/2038             729
   11,500    Merrill Lynch Mortgage Trust                        5.85         5/12/2039          10,018
    7,000    Merrill Lynch Mortgage Trust                        5.01        10/12/2041           7,008
    1,000    Merrill Lynch Mortgage Trust                        5.56         1/12/2044             795
    3,000    ML-CFC Commercial Mortgage Trust                    5.42         8/12/2048           2,259
    3,000    ML-CFC Commercial Mortgage Trust(a)                 6.17         8/12/2049           2,606
    3,500    Morgan Stanley Capital I, Inc.                      5.07         8/13/2042           3,195
      878    Morgan Stanley Capital I, Inc.                      5.15         8/13/2042             690

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$     723    Morgan Stanley Capital I, Inc.                      5.17%        8/13/2042      $      533
    6,500    Morgan Stanley Capital I, Inc.                      5.79         7/12/2044           4,644
    5,000    Morgan Stanley Capital I, Inc.(a)                   4.77         7/15/2056           4,788
    1,197    Wachovia Bank Commercial Mortgage Trust(b)          4.94        11/15/2034           1,171
      706    Wachovia Bank Commercial Mortgage Trust             4.61         5/15/2044             705
                                                                                             ----------
             Total Financials                                                                   180,975
                                                                                             ----------
             Total Commercial Mortgage Securities
              (cost: $181,250)                                                                  180,975
                                                                                             ----------
             U.S. GOVERNMENT AGENCY ISSUES (0.0%)(I)

             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
       44    Government National Mortgage Assn. I                6.50         5/15/2023              50
       34    Government National Mortgage Assn. I                6.50         4/15/2024              39
       18    Government National Mortgage Assn. I                7.50         3/15/2017              18
       18    Government National Mortgage Assn. I                7.50         3/15/2017              19
        5    Government National Mortgage Assn. I                8.00         6/15/2016               6
        3    Government National Mortgage Assn. I                8.00         9/15/2016               3
        6    Government National Mortgage Assn. I                8.00        11/15/2016               6
        3    Government National Mortgage Assn. I                8.50         6/15/2016               3
        4    Government National Mortgage Assn. I                8.50         6/15/2016               4
        7    Government National Mortgage Assn. I                8.50         7/15/2016               8
        1    Government National Mortgage Assn. I                8.50         9/15/2016               1
       12    Government National Mortgage Assn. I                8.50        12/15/2016              13
        6    Government National Mortgage Assn. I                8.50        12/15/2016               6
        1    Government National Mortgage Assn. I                8.50         1/15/2017               1
        4    Government National Mortgage Assn. I                8.50         1/15/2017               4
        1    Government National Mortgage Assn. I                8.50         2/15/2017               1
        1    Government National Mortgage Assn. I                9.00         6/15/2016               1
        1    Government National Mortgage Assn. I                9.00         7/15/2016               1
        1    Government National Mortgage Assn. I                9.00         8/15/2016               1
        1    Government National Mortgage Assn. I                9.00         9/15/2016               1
        1    Government National Mortgage Assn. I                9.00        10/15/2016               1
        4    Government National Mortgage Assn. I                9.50         9/15/2016               4
        2    Government National Mortgage Assn. I                9.50        11/15/2016               2
        2    Government National Mortgage Assn. I                9.50        11/15/2016               2
        2    Government National Mortgage Assn. I                9.50         4/15/2017               2
                                                                                             ----------
             Total U.S. Government Agency Issues (cost: $181)                                       197
                                                                                             ----------
             MUNICIPAL BONDS (0.2%)

             CASINOS & GAMING (0.1%)
    4,000    Mashantucket (Western) Pequot Tribe,
              acquired 7/29/2005 and 10/05/2009;
              cost $3,410(b),(d),(h)                             5.91         9/01/2021           1,838

================================================================================

34  | USAA CORNERSTONE STRATEGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                        MARKET
AMOUNT                                                          COUPON                            VALUE
(000)        SECURITY                                            RATE          MATURITY           (000)
-------------------------------------------------------------------------------------------------------
$    1,450   Seneca Nation of Indians Capital
              Improvements Auth.(a)                              6.75%       12/01/2013      $    1,427
                                                                                             ----------
                                                                                                  3,265
                                                                                             ----------
             SPECIAL ASSESSMENT/TAX/FEE (0.1%)
     1,565   Erie County Tobacco Asset Securitization Corp.(a)   6.00         3/31/2025           1,348
                                                                                             ----------
             Total Municipal Bonds (cost: $6,385)                                                 4,613
                                                                                             ----------
             Total Bonds (cost: $658,683)                                                       684,314
                                                                                             ----------

-------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (3.7%)

             MONEY MARKET FUNDS (3.7%)
76,320,824   State Street Institutional Liquid Reserve Fund, 0.17%(j) (cost: $76,321)            76,321
                                                                                             ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (0.0%)

             MONEY MARKET FUNDS (0.0%)
     1,952   Federated Prime Obligations Funds, 0.18%(j) (cost: $2)                                   2
                                                                                             ----------

             TOTAL INVESTMENTS (COST: $1,966,219)                                            $2,046,608
                                                                                             ==========

-------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
-------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.4%)
     2,350   Put - S&P 500 Index expiring January 21, 2012 at 1170                                5,452
       750   Put - S&P 500 Index expiring January 21, 2012 at 1200                                2,295
                                                                                             ----------

             TOTAL PURCHASED OPTIONS (COST: $12,927)                                         $    7,747
                                                                                             ==========
             WRITTEN OPTIONS (0.4%)
     (500)   Call - S&P 500 Index expiring December 17, 2011 at 1250                             (1,175)
   (2,450)   Call - S&P 500 Index expiring December 17, 2011 at 1270                             (3,381)
     (150)   Call - S&P 500 Index expiring December 17, 2011 at 1300                                (74)
     (950)   Put - S&P 500 Index expiring January 21, 2012 at 1050                                 (684)
   (1,400)   Put - S&P 500 Index expiring January 21, 2012 at 1070                               (1,232)
     (750)   Put - S&P 500 Index expiring January 21, 2012 at 1100                                 (885)
                                                                                             ----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $12,763)                              $   (7,431)
                                                                                             ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------
                                 FORWARD                                  CONTRACT           UNREALIZED
NUMBER OF                        CURRENCY                  SETTLEMENT       VALUE          APPRECIATION
CONTRACTS    COUNTERPARTY        CONTRACTS                    DATE          (000)                 (000)
-------------------------------------------------------------------------------------------------------
                                 CONTRACTS TO SELL (0.1%)

1,036,000    State Street Bank
              and Trust Co.      Euro Currency             12/15/2011     $1,393                    $25
  545,000    State Street Bank
              and Trust Co.      Pound Sterling            12/15/2011        855                     13
                                                                          -----------------------------

                                 RECEIVABLE AMOUNT ($2,286)               $2,248                    $38
                                                                          =============================

================================================================================

36  | USAA CORNERSTONE STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                       $  468,686            $      -         $    -   $  468,686
  Preferred Securities                    10,859              26,670          5,530       43,059
  Investment Companies                   138,005                   -              -      138,005
International Equity Securities:
  Common Stocks                           53,289             245,109              -      298,398
  Preferred Securities                    10,963              11,676              -       22,639
  Investment Companies                   202,770                   -              -      202,770
Precious Metals and Minerals
  Common Stock Securities:
  Gold                                    70,954               5,697              -       76,651
  Platinum Group Metals                        -               4,951              -        4,951
  Silver                                       -                 899              -          899
Global Real Estate Equity Securities:
  Common Stocks                                -               5,154              -        5,154
  Preferred Securities                         -               6,851              -        6,851
  Alternative Investment Strategies       17,908                   -              -       17,908
Bonds:
  Corporate Obligations                        -             431,213              -      431,213
  Eurodollar and Yankee Obligations            -              63,539              -       63,539
  Asset-Backed Securities                      -               3,777              -        3,777
  Commercial Mortgage Securities               -             180,975              -      180,975
  U.S. Government Agency Issues                -                 197              -          197
  Municipal Bonds                              -               4,613              -        4,613
Money Market Instruments:
  Money Market Funds                      76,321                   -              -       76,321
Short-Term Investments
  Purchased With Cash
  Collateral from Securities
  Loaned:
  Money Market Funds                           2                   -              -            2
Purchased Options                          7,747                   -              -        7,747
Forward Currency
  Contracts to Sell                           38                   -              -           38
------------------------------------------------------------------------------------------------
Total                                 $1,057,542            $991,321         $5,530   $2,054,393
------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES            FOR IDENTICAL LIABILITIES              INPUTS         INPUTS        TOTAL
------------------------------------------------------------------------------------------------
Written Options                          $(7,431)                 $-             $-      $(7,431)
------------------------------------------------------------------------------------------------
Total                                    $(7,431)                 $-             $-      $(7,431)
------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------
                                                                      PREFERRED
                                                                     SECURITIES
-------------------------------------------------------------------------------
Balance as of May 31, 2011                                               $5,950
Purchases                                                                     -
Sales                                                                         -
Transfers into Level 3                                                        -
Transfers out of Level 3                                                      -
Net realized gain (loss)                                                      -
Change in net unrealized appreciation/depreciation                         (420)
-------------------------------------------------------------------------------
Balance as of November 30, 2011                                          $5,530
-------------------------------------------------------------------------------

For the period of June 1, 2011 through November 30, 2011, common stocks with a fair value of $245,373,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

38  | USAA CORNERSTONE STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2011 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 31.9% of net assets at November 30, 2011.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

   prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
   REIT     Real estate investment trust

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS) Principal and interest payments are insured by Ambac Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

40  | USAA CORNERSTONE STRATEGY FUND

================================================================================

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at November 30, 2011.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (c) Security was fair valued at November 30, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at November 30, 2011, was $3,721,000, which represented 0.2% of the Fund's net assets.

   (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at November 30, 2011.

   (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (g) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

   (h) Currently the issuer is in default with respect to interest and/or principal payments.

   (i) U.S. government agency issues -- mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

   (j) Rate represents the money market fund annualized seven-day yield at November 30, 2011.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $2) (cost of $1,966,219)                                      $2,046,608
   Purchased options, at market value (cost of $12,927)                             7,747
   Cash denominated in foreign currencies (identified cost of $921)                   958
   Receivables:
      Capital shares sold                                                             900
      Dividends and interest                                                       12,837
      Securities sold                                                               4,873
      Options sold                                                                    295
      Other                                                                             2
   Variation margin on futures contracts                                               15
   Unrealized appreciation on foreign currency contracts held, at value                38
                                                                               ----------
         Total assets                                                           2,074,273
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                  2
      Securities purchased                                                          4,135
      Capital shares redeemed                                                       1,339
      Bank overdraft                                                                  127
   Written options, at market value (premiums received of $12,763)                  7,431
   Accrued management fees                                                          1,319
   Accrued transfer agent's fees                                                       43
   Other accrued expenses and payables                                                210
                                                                               ----------
         Total liabilities                                                         14,606
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,059,667
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $2,238,019
   Accumulated undistributed net investment income                                 48,968
   Accumulated net realized loss on investments, options, and
      futures transactions                                                       (307,961)
   Net unrealized appreciation of investments, options, and futures contracts      80,541
   Net unrealized appreciation of foreign currency translations                       100
                                                                               ----------
         Net assets applicable to capital shares outstanding                   $2,059,667
                                                                               ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                 93,994
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $    21.91
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $348)                          $  16,349
   Interest                                                                      24,847
   Securities lending (net)                                                          71
                                                                              ---------
         Total income                                                            41,267
                                                                              ---------
EXPENSES
   Management fees                                                                8,323
   Administration and servicing fees                                              1,589
   Transfer agent's fees                                                          2,868
   Custody and accounting fees                                                      282
   Postage                                                                          155
   Shareholder reporting fees                                                        72
   Trustees' fees                                                                     7
   Registration fees                                                                 15
   Professional fees                                                                 65
   Other                                                                             22
                                                                              ---------
         Total expenses                                                          13,398
                                                                              ---------
NET INVESTMENT INCOME                                                            27,869
                                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                              (11,401)
         Affiliated transactions (Note 8)                                           117
      Foreign currency transactions                                                (240)
      Options                                                                     6,849
      Futures transactions                                                       (5,663)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                              (221,138)
      Foreign currency translations                                                 (42)
      Options                                                                     2,004
      Futures contracts                                                          (1,424)
                                                                              ---------
         Net realized and unrealized loss                                      (230,938)
                                                                              ---------
   Decrease in net assets resulting from operations                           $(203,069)
                                                                              =========

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE STRATEGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended November 30, 2011 (unaudited), and year ended
May 31, 2011

--------------------------------------------------------------------------------

                                                                    11/30/2011      5/31/2011
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   27,869     $   52,843
   Net realized gain (loss) on investments                             (11,284)       161,464
   Payment from USAA Investment Management Company
      for loss realized on disposal of investment in error                   -             10
   Net realized loss on foreign currency transactions                     (240)           (88)
   Net realized gain (loss) on options                                   6,849        (33,153)
   Net realized gain (loss) on futures transactions                     (5,663)         2,530
   Change in net unrealized appreciation/depreciation of:
      Investments                                                     (221,138)       213,773
      Foreign currency translations                                        (42)           144
      Options                                                            2,004         (1,932)
      Futures contracts                                                 (1,424)         1,619
                                                                    -------------------------
      Increase (decrease) in net assets resulting
         from operations                                              (203,069)       397,210
                                                                    -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     -        (57,024)
                                                                    -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           126,557        322,631
   Reinvested dividends                                                      -         56,291
   Cost of shares redeemed                                            (158,070)      (349,012)
                                                                    -------------------------
      Increase (decrease) in net assets from capital
         share transactions                                            (31,513)        29,910
                                                                    -------------------------
   Net increase (decrease) in net assets                              (234,582)       370,096
NET ASSETS
   Beginning of period                                               2,294,249      1,924,153
                                                                    -------------------------
   End of period                                                    $2,059,667     $2,294,249
                                                                    =========================
Accumulated undistributed net investment income:
   End of period                                                    $   48,968     $   21,099
                                                                    =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                           5,636         14,328
   Shares issued for dividends reinvested                                    -          2,492
   Shares redeemed                                                      (7,046)       (15,611)
                                                                    -------------------------
      Increase (decrease) in shares outstanding                         (1,410)         1,209
                                                                    =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

On November 29, 2011, the Board of Trustees of the USAA Mutual Funds Trust approved the transfer of certain services and related agreements, including investment advisory, subadvisory, administrative, and other related services agreements currently provided by USAA Investment Management Company to an affiliated, newly-created and registered investment adviser, USAA Asset Management Company. The effective date of this transfer is scheduled to occur on or about January 1, 2012, contingent upon appropriate regulatory approvals.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at

================================================================================

46  | USAA CORNERSTONE STRATEGY FUND

================================================================================

        the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees.

================================================================================

48  | USAA CORNERSTONE STRATEGY FUND

================================================================================

        The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets, certain preferred equity securities, and all bonds, valued based on methods discussed in Note A5.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value

================================================================================

50  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are

================================================================================

52  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2011*
    (IN THOUSANDS)

                                      ASSET DERIVATIVES               LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------------
                                STATEMENT OF                       STATEMENT OF
DERIVATIVES NOT ACCOUNTED       ASSETS AND                         ASSETS AND
FOR AS HEDGING                  LIABILITIES                        LIABILITIES
INSTRUMENTS                     LOCATION             FAIR VALUE    LOCATION               FAIR VALUE
----------------------------------------------------------------------------------------------------
Equity contracts                Purchased             $7,747**     Written options          $7,431
                                options; Net
                                unrealized
                                depreciation of
                                investments,
                                options, and
                                futures contracts
----------------------------------------------------------------------------------------------------
Foreign exchange contracts      Unrealized                38**     Unrealized                    -
                                appreciation of                    depreciation
                                foreign currency                   of foreign currency
                                translations                       translations
----------------------------------------------------------------------------------------------------
Total                                                 $7,785                                $7,431
----------------------------------------------------------------------------------------------------

 *For open derivative instruments as of November 30, 2011, see the portfolio of investments, which is also indicative of activity for the period ended November 30, 2011.
**Includes cumulative appreciation (depreciation) of futures and forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2011 (IN THOUSANDS)

DERIVATIVES                                                                    CHANGE IN UNREALIZED
NOT ACCOUNTED                   STATEMENT OF                                   APPRECIATION
FOR AS HEDGING                  OPERATIONS             REALIZED GAIN (LOSS)    (DEPRECIATION)
INSTRUMENTS                     LOCATION               ON DERIVATIVES          ON DERIVATIVES
----------------------------------------------------------------------------------------------------
Equity contracts                Net realized           $1,186                     $580
                                gain (loss) on
                                options and futures
                                transactions/Change
                                in net unrealized
                                appreciation/
                                depreciation of
                                options and futures
                                contracts
----------------------------------------------------------------------------------------------------
Foreign                         Net realized              (46)                      46
exchange                        gain (loss) on
contracts                       foreign currency
                                transactions
----------------------------------------------------------------------------------------------------
Total                                                  $1,140                     $626
----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers.

================================================================================

54  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended November 30, 2011, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims

================================================================================

56  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended November 30, 2011, the Fund paid CAPCO facility fees of $3,000, which represents 4.2% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2011.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2012, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2011, the Fund had capital loss carryovers of $275,800,000, for federal income tax purposes. If not offset by subsequent capital gains, the capial loss carryovers will expire in 2018. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended November 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of November 30, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2011, were $713,691,000 and $716,464,000, respectively.

As of November 30, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2011, were $173,712,000 and $98,503,000, respectively, resulting in net unrealized appreciation of $75,209,000.

================================================================================

58  | USAA CORNERSTONE STRATEGY FUND

================================================================================

For the six-month period ended November 30, 2011 transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                        NUMBER OF       RECEIVED
                                                        CONTRACTS        (000's)
                                                        ------------------------
Outstanding at May 31, 2011                               17,660        $  2,451
Options written                                          139,000          58,093
Options terminated in closing
  purchase transactions                                 (131,360)        (46,165)
Options expired                                          (19,100)         (1,616)
                                                        ------------------------
Outstanding at November 30, 2011                           6,200        $ 12,763
                                                        ========================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

transactions. For the six-month period ended November 30, 2011, the Fund received securities-lending income of $71,000, which is net of the 20% income retained by Citibank. As of November 30, 2011, the Fund had no securities out on loan; however, the Fund still owned a cash collateral investment pending settlement of broker accounts for recent lending activity.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Flexible Funds Index over the performance period. The Lipper Global Flexible Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous

================================================================================

60  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                     ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                       AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                         +/- 0.04%
+/- 4.01% to 7.00%                         +/- 0.05%
+/- 7.01% and greater                      +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $8,323,000, which included a 0.04% performance adjustment of $377,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Quantitative Management Associates LLC (QMA), under which Batterymarch directs the investment and reinvestment of a portion of the Fund's assets invested in U.S. and international stocks (as allocated from time to time by the Manager) and QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in an annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million. For the six-month period ended November 30, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $265,000.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the six-month period ended November 30, 2011, the Manager incurred subadvisory fees, paid or payable to QMA, of $177,000.

    Effective September 30, 2011 the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU). For the six-month period ended November 30, 2011, the Manager incurred subadvisory fees, paid or payable to CSSU, of $205,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,589,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2011, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2012, to limit the annual expenses of the Fund to 1.28% of its average annual

================================================================================

62  | USAA CORNERSTONE STRATEGY FUND

================================================================================

    net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended November 30, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,868,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2011, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                  COST TO            GAIN TO
     SELLER                 PURCHASER            PURCHASER           SELLER
------------------------------------------------------------------------------
USAA Cornerstone         USAA Short-Term         $1,975,000         $117,000
  Strategy Fund            Bond Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

    Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 rollforward shown within the portfolio of investments.

================================================================================

64  | USAA CORNERSTONE STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              NOVEMBER 30,                          YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------------------
                                    2011          2011           2010          2009          2008          2007
                              ---------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    24.05    $    20.43     $    17.21    $    24.17    $    28.51    $    26.50
                              ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .08           .57            .65           .57           .46           .40
  Net realized and
    unrealized gain (loss)         (2.22)         3.67(a)        3.19         (7.02)        (1.16)         4.38
                              ---------------------------------------------------------------------------------
Total from investment
  operations                       (2.14)         4.24           3.84         (6.45)         (.70)         4.78
                              ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income                -          (.62)          (.62)         (.51)         (.44)         (.53)
  Realized capital gains               -             -              -             -         (3.20)        (2.24)
                              ---------------------------------------------------------------------------------
Total distributions                    -          (.62)          (.62)         (.51)        (3.64)        (2.77)
                              ---------------------------------------------------------------------------------
Net asset value at end
  of period                   $    21.91    $    24.05     $    20.43    $    17.21    $    24.17    $    28.51
                              =================================================================================
Total return (%)*                  (8.90)        20.93(a)       22.31        (26.39)        (2.79)        18.82(b)
Net assets at end
  of period (000)             $2,059,667    $2,294,249     $1,924,153    $1,603,954    $2,243,804    $2,193,361
Ratios to average
  net assets:**
  Expenses (%)(f)                   1.28(c)       1.25(d)        1.19          1.19          1.19          1.19(b)
  Expenses, excluding
    reimbursements (%)(f)           1.37(c)       1.27           1.31          1.37          1.21          1.19(b)
  Net investment
    income (%)                      2.63(c)       2.51           3.23          3.23          2.06          1.68
Portfolio turnover (%)                35           117            151           162           175(e)        127

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2011, average net assets were
    $2,116,918,000.
(a) For the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.19%.
(e) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(f) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

November 30, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2011, through November 30, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

================================================================================

66  | USAA CORNERSTONE STRATEGY FUND

================================================================================

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                  BEGINNING                ENDING               DURING PERIOD*
                                ACCOUNT VALUE          ACCOUNT VALUE            JUNE 1, 2011 -
                                 JUNE 1, 2011        NOVEMBER 30, 2011        NOVEMBER 30, 2011
                                ---------------------------------------------------------------
Actual                            $1,000.00               $911.02                   $6.07

Hypothetical
  (5% return before expenses)      1,000.00              1,018.65                    6.41

* Expenses are equal to the Fund's annualized expense ratio of 1.27%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (8.90)% for the six-month period of June 1, 2011, through November 30, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. BOX 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA

                  WE KNOW WHAT IT MEANS TO SERVE.(R)
   =============================================================================
   27800-0112                                (C)2012, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.
ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2011

By:*     /S/ CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:      01/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:     01/30/2012
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     01/30/2012
         ------------------------------


*Print the name and title of each signing officer under his or her signature.